UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.

Pender Real Estate Credit Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials:

The information in this preliminary proxy statement is not complete and may be changed.

Subject to completion, dated July 31, 2026.

Pender Real Estate Credit Fund

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

[•], 2026

Dear Shareholder,

Please take a moment to read this letter and the enclosed proxy statement about some important matters pertaining to your investments. We need your help with the upcoming special meeting of shareholders (the “Meeting”) of the Pender Real Estate Credit Fund (the “Fund”) to vote on four important proposals affecting the Fund. The Meeting will be held on [●], 2026, at 100 Crescent Ct., Suite 1800, Dallas, TX 75201 at [●] a.m. Central Time. For the reasons described below, we are asking shareholders of the Fund to:

(1)	approve a new investment management agreement (the “New Investment Management Agreement”) between the Fund and American Beacon Advisors, Inc. (“AmBeacon”), in connection with the Board’s approval of the termination of the Fund’s current investment management agreement with Pender Capital Management, LLC (“Pender”) and the recommendation that AmBeacon serve as the Fund’s investment manager (the “Transaction”);

(2)	approve a new investment advisory agreement (the “New Advisory Agreement”) among the Fund, Pender, and AmBeacon, pursuant to which Pender will serve as the investment adviser to the Fund;

(3)	approve a new slate of seven trustees to serve as the Fund’s board of trustees following the Transaction; and

(4)	transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

As discussed in more detail in the accompanying proxy statement, Pender and AmBeacon have agreed to a partnership pursuant to which AmBeacon will become the Fund’s investment manager and Pender will continue to provide day-to-day portfolio management services to the Fund as investment adviser. It is anticipated that AmBeacon and/or its affiliates will also provide distribution, administrative and other support services to the Fund in the future, with AmBeacon serving as administrator and an affiliate of AmBeacon serving as distributor. In connection with the Proposals, the Fund’s name would be changed to the American Beacon Pender Real Estate Credit Fund. The Fund will continue to operate as a closed-end interval fund following the closing of the Transaction. The Fund’s investment objectives, principal investment strategies and principal risks will not change as a result of the New Investment Management Agreement, the New Advisory Agreement and the new slate of Trustees. In addition, the fees and expenses that you pay as a shareholder of the Fund will not increase as a result of the Transaction, and the Fund will not bear any portion of the costs associated with the Transaction or any costs and expenses associated with this proxy.

Pursuant to the Transaction, the Fund’s Board has approved the termination of the current investment management agreement with Pender and is recommending that shareholders approve the New Investment Management Agreement with AmBeacon and the New Advisory Agreement with Pender. Upon the Closing Date (as defined below), and following shareholder approval of these proposals, AmBeacon will serve as the Fund’s investment manager and Pender will continue to provide portfolio management services to the Fund as investment adviser.

The current Board of Trustees (the “Current Board”) has also determined that, if the New Investment Management Agreement and New Advisory Agreement are approved by shareholders and the Transaction is completed on the Closing Date, it would be in the best interests of the Fund and its shareholders for a new slate of trustees to be elected to serve on the Fund’s Board of Trustees (the “New Board”). The proposed trustee nominees have been approved by the Current Board, subject to their election by shareholders at the Meeting.

Each of the proposals is contingent upon the other proposals being approved by shareholders. If any of the proposals is not approved, none of the proposals will take effect. In such an event, the Current Board would continue to serve the Fund, and Pender would continue to serve as investment adviser to the Fund.

The closing of the Transaction (“Closing Date”) is expected to occur in the [●] quarter of 2026, subject to customary closing conditions and applicable regulatory, fund shareholder, and other client approvals.

After reviewing the proposals, the Board believes that approving each of Proposal 1, Proposal 2 and Proposal 3 is in the best interests of the Fund and its shareholders. Accordingly, the Board has unanimously voted to approve each of Proposal 1, Proposal 2 and Proposal 3 and to recommend that the Fund’s shareholders also approve each of Proposal 1, Proposal 2 and Proposal 3.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. To assure your representation at the Meeting, please complete the enclosed proxy and return it promptly in the accompanying postage-paid envelope, by calling the number listed on your proxy card, or by voting by Internet as indicated in the voting instruction materials, whether or not you expect to be present at the Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. The Fund’s Secretary is Ann Maurer, and she may be reached at the following address: UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person.

Sincerely,

David G. Lee
Chairman and Trustee

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.

You are receiving these proxy materials — including the proxy statement and your proxy card — because you have the right to vote on one or more important proposals concerning the Pender Real Estate Credit Fund (the “Fund”). Shareholders of the Fund are being asked to vote on four proposals: (1) the approval of a new investment management agreement (the “New Investment Management Agreement”) between the Fund and American Beacon Advisors, Inc. (“AmBeacon”) (“Proposal 1”), pursuant to which AmBeacon will serve as investment manager to the Fund; (2) the approval of an investment advisory agreement (the “New Advisory Agreement”) among the Fund, Pender Capital Management, LLC (“Pender”), and AmBeacon, pursuant to which Pender will serve as the investment adviser to the Fund (“Proposal 2”); (3) the approval of a new slate of seven trustees to serve as the Fund’s Board of Trustees (“Proposal 3”); and (4) the transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof (“Proposal 4” and together with Proposal 1, Proposal 2 and Proposal 3, the “Proposals”).

These Proposals arise in connection with a partnership between Pender and AmBeacon (the “Transaction”), pursuant to which AmBeacon will become the Fund’s investment manager and Pender will continue to provide portfolio management services as investment adviser. In connection with the Proposals, the Fund’s name would be changed to the American Beacon Pender Real Estate Credit Fund.

At a meeting of the Board held on June 11, 2026, the Board approved the New Investment Management Agreement, New Advisory Agreement and the nominations of the trustees to be elected, all subject to shareholder approval.

Q.	Why am I being asked to approve the New Investment Management Agreement?

A.

Pender currently serves as the investment adviser to the Fund pursuant to the Fund’s current investment management agreement (the “Current Investment Management Agreement”). In connection with the Transaction, the Board has approved the termination of the Current Investment Management Agreement and is recommending that shareholders approve the New Investment Management Agreement with AmBeacon.

If approved by shareholders, AmBeacon will serve as the Fund’s investment manager and will assume responsibility for the overall management of the Fund, including oversight of Pender as investment adviser, effective upon the closing of the Transaction (the “Closing Date”), which is expected to occur in the [●] quarter of 2026, subject to customary closing conditions and applicable regulatory, fund shareholder, and other client approvals. This approval is being sought to ensure the continuation of investment management services for the Fund without interruption and to implement the proposed advisory structure.

Q.	What ownership changes will result from the Transaction?

A.	The Transaction does not involve a reorganization of the Fund or a change in the Fund’s legal structure. The Fund will continue to operate as a closed-end interval fund. However, effective as of the Closing Date, AmBeacon will become the Fund’s investment manager, and Pender will continue to provide day-to-day portfolio management services as investment adviser. It is anticipated that AmBeacon and/or its affiliates will also provide distribution, administrative and other support services in the future, with AmBeacon serving as administrator and an affiliate of AmBeacon serving as distributor.

Q.	How would this affect my account with the Fund?

A.

The Transaction and the implementation of the New Investment Management Agreement will not affect your account. You will still own the same number of shares in the Fund, and the value of your investment will not change as a result of the Transaction. In addition, the Fund’s co-portfolio managers, Cory Johnson and Zach Murphy, will continue managing the Fund through Pender in its capacity as investment adviser.

If approved by shareholders, the New Investment Management Agreement would be effective upon the Closing Date.

Q.	How will the Transaction affect the management and operation of the Fund?

A.	The Fund’s investment objectives, principal investment strategies, and principal risks will not change as a result of the New Investment Management Agreement, New Advisory Agreement and the new slate of Trustees. Upon the Closing Date, responsibility for overall investment management will transition to AmBeacon, the day-to-day portfolio management of the Fund will continue to be performed by Pender as investment adviser, and therefore shareholders should experience continuity in portfolio management.

Q.	How will the Transaction affect the fees and expenses I pay as a shareholder of the Fund?

A.	The fees and expenses that you pay as a shareholder of the Fund will not increase as a result of the Transaction. The approval of the New Investment Management Agreement will not result in an increase in the Fund’s management fee, and the Fund will not bear any portion of the costs associated with the Transaction or any costs and expenses associated with this proxy including the solicitation of shareholder votes.

Q.	Are there any material differences between the Current Investment Management Agreement with Pender and the New Investment Management Agreement with AmBeacon?

A.	While the New Investment Management Agreement is substantially similar in many respects to the Current Investment Management Agreement, there are certain differences between the two agreements, including the identity of the investment manager, the effective date and the advisory fee rates. The material terms of the agreements, including the nature and scope of services to be provided, are substantially similar, but certain of the differences are described in Proposals 1 and 2. Notwithstanding the introduction of AmBeacon as investment manager, the overall advisory fee paid by shareholders will remain unchanged. Under the New Advisory Agreement, the Fund will pay Pender’s advisory fee directly.

Q.	Why am I being asked to approve the New Advisory Agreement?

A.	Following the Closing Date, Pender will serve as the investment adviser to the Fund under a new investment advisory agreement among the Fund, Pender and AmBeacon. The New Advisory Agreement is necessary to formalize Pender’s continued involvement in managing the Fund’s portfolio after the Transaction.

Q.	Why am I being asked to elect a new slate of Trustees?

A.	Shareholders are being asked to elect a newly constituted slate of seven trustees to serve on the Fund’s Board. The Board has determined that the election of new trustees would be appropriate in light of the Fund’s expected relationship with AmBeacon and its affiliates following the Transaction. The proposed new trustees currently serve on the boards of other AmBeacon-advised funds. This is intended to ensure appropriate governance and Board composition following the Closing Date when the Fund would be operating as part of AmBeacon’s family of funds.

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Q.	How does the Fund’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that shareholders vote to APPROVE the New Investment Management Agreement in Proposal 1, APPROVE the New Advisory Agreement in Proposal 2, and APPROVE the proposal to elect a new slate of trustees in Proposal 3.

Q.	Who is eligible to vote?

A.	Any person who owns shares of the Fund on the “record date,” which is July 31, 2026 (even if that person subsequently redeems those shares), is eligible to vote on the Proposals.

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by AmBeacon.

Q.	What vote is required to approve the Proposals?

A.	The proposal to approve the New Investment Management Agreement and New Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (“1940 Act”) and the terms of the Current Investment Management Agreement, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

The proposal to elect Trustees requires, under the Fund’s Agreement and Declaration of Trust, a quorum of one-third of the Fund’s shares that are entitled to vote at the Meeting. Once that quorum is present, either in person or by proxy, a plurality of the shares voted (i.e., more votes FOR than AGAINST) will elect a Trustee. A majority of the votes cast at the Meeting, either in person or by proxy, is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How can I cast my vote?

A.	You may vote in any of four ways:

	•	By telephone, with a toll-free call to [●].

	•	By internet, by accessing the website shown on your proxy card and following the online instructions.

	•	By mailing in your proxy card.

	•	In person at the Meeting in Dallas, Texas on [●], 2026 at [●] a.m., Central Time.

We encourage you to vote via telephone or over the internet using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund or the proxy solicitor to conduct telephone solicitations and/or follow-up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Pender Real Estate Credit Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held [●], 2026

Notice is hereby given that Pender Real Estate Credit Fund (the “Fund”) will hold a special meeting of shareholders (the “Meeting”) on [●], 2026, at the offices of Pender Capital Management, LLC (“Pender”), 100 Crescent Ct., Suite 1800, Dallas, TX 75201 at [●] a.m. Central Time.

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal	Description
1	To approve a new investment management agreement between American Beacon Advisors, Inc. (“AmBeacon”) and the Fund, pursuant to which AmBeacon will serve as the investment manager to the Fund.
2	To approve a new investment advisory agreement among the Fund, Pender and AmBeacon, pursuant to which Pender will serve as the investment adviser to the Fund.
3	To elect a new slate of seven trustees to serve on the Fund’s board of trustees.
4	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Fund unanimously recommends that you APPROVE Proposal 1, Proposal 2 and Proposal 3.

Shareholders of record of the Fund at the close of business on the record date, July 31, 2026, are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponements thereof. The Notice of Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [●], 2026, to such shareholders of record.

By Order of the Board of Trustees,
/s/ Ann Maurer, Secretary of the Fund

Milwaukee, WI
[●], 2026

IMPORTANT - WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone voting and internet voting instructions found on the enclosed proxy card. Alternatively, you may cast your votes on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Pender Real Estate Credit Fund

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
[●], 2026

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board” or “Trustees”) of Pender Real Estate Credit Fund (the “Fund”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Fund to be held on [●], 2026 at [●] a.m., Central Time (the “Meeting”). The purpose of the Meeting is to (1) approve a new investment management agreement (the “New Investment Management Agreement”) between the Fund and American Beacon Advisors, Inc. (“AmBeacon”), an action necessary in connection with a strategic partnership (the “Transaction”) between Pender Capital Management, LLC (“Pender”) and AmBeacon, pursuant to which AmBeacon will serve as investment manager to the Fund; (2) approve an investment advisory agreement (the “New Advisory Agreement”) among the Fund, Pender, and AmBeacon, pursuant to which Pender will serve as investment adviser to the Fund; (3) elect a new slate of seven trustees to serve on the Fund’s Board; and (4) transact such other business as may be properly brought before the Meeting. Each of (1), (2) and (3) is referred to in this proxy statement as a “Proposal.” In connection with the Proposals, the Fund’s name would be changed to the American Beacon Pender Real Estate Credit Fund.

As described more fully in this proxy statement, following the closing of the Transaction (the “Closing Date”), which is expected to occur in the [●] quarter of 2026, and subject to shareholder approval of the matters set forth above, AmBeacon will serve as the Fund’s investment manager, and Pender will continue to provide day-to-day portfolio management services as the investment adviser.

After careful consideration, the Board has unanimously approved and recommends that shareholders vote “FOR” each proposal.

Each of the Proposals is contingent upon the other Proposals being approved by shareholders. If any of the Proposals is not approved, none of the Proposals will take effect. In such an event, the current Board would continue to serve the Fund, and Pender would continue to serve as investment adviser to the Fund.

Shareholders of record at the close of business on the record date, established as July 31, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [●], 2026.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on [●], 2026:

The Notice of Meeting, Proxy Statement and Proxy Card
are available at [●]

Please read the proxy statement before voting on the proposals. If you need additional copies of this proxy statement or proxy card, please contact [●] at [●]. Representatives are available to answer your call Monday through Friday, [9:00 a.m. to 10:00 p.m. and Saturday 9:00 a.m. to 5:00 p.m.] Eastern Time. Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s annual report for the fiscal year ended December 31, 2025, or the most recent semi-annual report, please contact the Fund at [●] or write to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212.

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW MANAGEMENT AGREEMENT

Background

The solicitation of shareholder votes on Proposal 1 is necessitated by a strategic partnership (the “Transaction”) between the Fund’s current investment adviser, Pender Capital Management, LLC (“Pender”), and American Beacon Advisors, Inc. (“AmBeacon”). It is anticipated that AmBeacon and/or its affiliates will provide distribution, administrative and other support services in the future, with AmBeacon serving as administrator and an affiliate of AmBeacon serving as distributor. The Transaction does not involve a reorganization of the Fund or a change in the Fund’s legal structure. As a result of the Transaction, effective as of the Closing Date, AmBeacon will become the investment manager to the Fund, and Pender will no longer serve as the Fund’s investment manager but will continue to provide portfolio management services as investment adviser pursuant to a new advisory agreement.

In connection with the Transaction, the Board has approved the termination of the Fund’s current investment management agreement with Pender (the “Current Investment Management Agreement”) and is recommending that shareholders approve a new investment management agreement between the Fund and AmBeacon (the “New Investment Management Agreement”).

Pursuant to the Current Investment Management Agreement, Pender currently serves as investment manager to the Fund. If the New Investment Management Agreement is approved by shareholders, then, effective as of the Closing Date, AmBeacon will assume overall responsibility for the investment management of the Fund under the New Investment Management Agreement, while Pender will continue to perform day-to-day portfolio management as investment adviser. The Board believes that this structure will provide continuity in portfolio management while enhancing the services available to the Fund. Accordingly, shareholders of the Fund are being asked to approve the New Investment Management Agreement in connection with the Transaction described above and to ensure the continued provision of management services to the Fund.

Approval of the New Investment Management Agreement is conditioned upon shareholder approval of the New Advisory Agreement described in Proposal 2 and the election of the Trustees described in Proposal 3. If any of the Proposals is not approved, none of the Proposals will take effect, Pender will continue to serve as the investment adviser to the Fund, and the current Board will continue to oversee the Fund. If Proposal 1 is approved by shareholders of the Fund, AmBeacon will serve as the investment manager to the Fund for an initial two-year period commencing on the Closing Date (which is expected to be the effective date of the New Investment Management Agreement), and continuing thereafter from year-to-year so long as the continuation is approved by the Board.

Information About the Fund

The Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust. Pender, located at 100 Crescent Ct., Suite 1800, Dallas, TX 75201, is the Fund’s investment manager. Distribution Services, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the Fund’s shares. The Distributor is located at Three Canal Plaza, Suite 100, Portland, ME 04101. The Fund’s administrator, fund accounting agent, and transfer agent is UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212.

Information About AmBeacon

American Beacon Advisors, Inc., registered as an investment adviser under the Investment Advisers Act of 1940, as amended, was organized in 1986 to provide investment management, advisory, and administrative services. AmBeacon is an indirect wholly owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns more than 25% of the outstanding equity or voting interests of Topco. AmBeacon’s and Topco’s principal office is located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. As of [●], 2026, AmBeacon had approximately $[●] billion in assets under management.

AmBeacon does not currently serve as investment manager to any other investment companies with an investment objective similar to the Fund.

Impact of the Transaction on the Fund’s Investment Management Agreement

Shareholders of the Fund are being asked to approve the New Investment Management Agreement in connection with the Board’s approval of the termination of the Current Investment Management Agreement and the Transaction described above.

If the shareholders of the Fund do not approve the New Investment Management Agreement, then AmBeacon will not be permitted to serve as the Fund’s investment manager. In such an event, the current Board would continue to serve the Fund, and Pender would continue to serve as investment adviser to the Fund.

Terms of the Current Investment Management Agreement and New Investment Management Agreement

A copy of the form of the New Investment Management Agreement is attached as Exhibit A. The following description is a summary of the material terms of the New Investment Management Agreement. You should refer to Exhibit A for the New Investment Management Agreement, and the description set forth in this proxy statement of the New Investment Management Agreement is qualified in its entirety by reference to Exhibit A.

The New Investment Management Agreement is substantially similar in all material respects to the Current Investment Management Agreement, except with respect to the identity of the investment manager, the effective date and the advisory fee rates. The nature and scope of services to be provided are expected to remain unchanged. However, there are certain differences between the New Investment Management Agreement and the Current Investment Management Agreement, as described below.

The Fund’s Current Investment Management Agreement with Pender is dated March 9, 2023, and was originally approved at a meeting of the Board held on March 9, 2023. The renewal of the Current Investment Management Agreement was most recently approved by the Board and its Independent Trustees voting separately at a December 2-3, 2025 Board meeting. For the fiscal year ended December 31, 2025, Pender did not waive any fees or reimburse any expenses pursuant to the terms of the Current Expense Limitation Agreement (as defined below).

Services Rendered by the Investment Manager to the Fund. Both the New Investment Management Agreement and the Current Investment Management Agreement require the investment manager to furnish a continuous investment program for the Fund, make investment decisions on behalf of the Fund, place all orders for the purchase and sale of portfolio securities, manage, supervise, and conduct all affairs and business of the Fund, furnish office space and equipment, and pay all salaries, fees, and expenses of officers and Trustees of the Fund who are affiliated with the investment manager. Both the New Investment Management Agreement and the Current Investment Management Agreement permit the respective investment manager to delegate their duties to an investment adviser, and provide that such delegation does not reduce the obligations of the investment manager. The New Investment Management Agreement includes explicit information about the securities lending services of AmBeacon, whereas the Current Investment Management Agreement does not. However, the Fund is not expected to engage in securities lending.

Management Fee. The New Investment Management Agreement and the Current Investment Management Agreement contain similar overall fee components; however, the management fee payable under the New Investment Management Agreement differs from that under the Current Investment Management Agreement, as described below.

Under the Current Investment Management Agreement, Pender receives a management fee from the Fund equal to 1.45% of the Fund’s average daily net assets, payable monthly in arrears. Under the New Investment Management Agreement, AmBeacon is expected to receive a management fee from the Fund computed daily and paid monthly, at the following annual rates as a percentage of the Fund’s average daily net assets: 0.10% on the first $600 million; 0.35% on the next $2 billion; 0.30% on the next $2 billion; and 0.25% over $4.6 billion. The combined management fees of AmBeacon and the advisory fees of Pender will not exceed the current management fees of the Fund at any asset level. The Current Investment Management Agreement includes an incentive fee payable to Pender of 10% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month, and a loan servicing fee payable to Pender of 0.05%, each payable monthly in arrears. The New Investment Management Agreement does not include an incentive or loan servicing fee payable to AmBeacon. Instead, the incentive fee and loan servicing fee are payable to Pender under the New Advisory Agreement.

Expense Limitation Agreement. In connection with the Transaction, AmBeacon has agreed to enter into a new expense limitation and reimbursement agreement with the Fund (the “New Expense Limitation Agreement”), the terms of which are identical in all material respects to the current expense limitation and reimbursement agreement between Pender and the Fund (the “Current Expense Limitation Agreement”). Pursuant to both the Current Expense Limitation Agreement and the New Expense Limitation Agreement, the investment manager is required to waive management fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 2.75%, 2.50%, 2.75% and 3.25% of the average daily net assets of Class I1 Shares, Class I2 Shares, Class A Shares and Class U Shares, respectively. Under the New Expense Limitation Agreement, AmBeacon has agreed to waive its management fee and/or reimburse or absorb Fund expenses to the extent necessary to limit total annual operating expenses to the applicable class-level expense caps (excluding any taxes, interest, expenses incurred in connection with borrowings made by the Fund, brokerage commissions, loan servicing fees paid to Pender, incentive fees paid to Pender, dividend and interest expenses on short sales, acquired fund fees and expenses, insurance premiums on property, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses, such as litigation expenses). Under both the Current Expense Limitation Agreement and the New Expense Limitation Agreement, the investment manager may recoup certain fees previously waived or expenses reimbursed, subject to the terms and limitations set forth in the applicable agreement. The Current Expense Limitation Agreement is in effect through August 12, 2026. The New Expense Limitation Agreement will remain in effect at least through [●].

Duration and Termination. Subject to the requisite approvals of the Board and/or shareholder approvals required by the Investment Company Act of 1940, as amended (the “1940 Act”), both the New Investment Management Agreement and the Current Investment Management Agreement provide that they will become effective upon their execution. Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act. Both the New Investment Management Agreement and the Current Investment Management Agreement provide for the termination without penalty of the agreement by either party at any time by written notice of at least 60 days to the other party. Action by the Fund to terminate either agreement may be taken (i) by vote of a majority of the Board, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund. Both the Current Investment Management Agreement and the New Investment Management Agreement provide that they will automatically and immediately terminate in the event of their assignment.

Payment of Expenses. Under both the New Investment Management Agreement and the Current Investment Management Agreement, the applicable investment manager (i.e., AmBeacon and Pender, as the case may be) is responsible at its own expense for (i) furnishing continuously an investment program for the Fund, making investment decisions on behalf of the Fund, and placing all orders for the purchase and sale of portfolio securities and (ii) furnishing office space and equipment, and paying all salaries, fees, and expenses of officers and trustees of the Fund who are affiliated with the investment manager. Under both the New Investment Management Agreement and the Current Investment Management Agreement, the investment manager is not obligated to pay any expenses of or for the Fund that are not expressly assumed by the investment manager under the applicable agreement. The investment manager will also be responsible for waiving fees and/or reimbursing expenses to the extent required under the applicable expense limitation agreement, as described above. Subject to the applicable expense limitation agreement, the Fund is responsible for its own expenses, except for those specifically assigned to the investment manager. The Fund is expected to bear substantially the same categories of expenses under the New Investment Management Agreement as under the Current Investment Management Agreement, although they may be described differently. Under the New Advisory Agreement, the Fund will pay Pender’s advisory fee directly.

Brokerage. Both the Current Investment Management Agreement and the New Investment Management Agreement provide that the investment manager, Pender or AmBeacon, respectively, is responsible for selecting brokers or dealers and placing orders for the purchase and sale of portfolio investments for the Fund. In performing these functions under both the Current Investment Management Agreement and the New Investment Management Agreement, the investment manager must seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services under certain circumstances described below. Under both agreements, in using its best efforts to obtain for the Fund the most favorable price and execution available, the investment manager, bearing in mind the Fund’s best interests at all times, is required to consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker and dealer involved, and the quality of service rendered by the broker or dealer in other transactions. However, these examples are described more explicitly in the New Investment Management Agreement. Also under both agreements, subject to such policies as the Trustees may determine, the investment manager will not be deemed to have acted unlawfully or to have breached any duty created by the agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the investment manager an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker or dealer would have charged for effecting that transaction, provided the investment manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment manager’s overall responsibilities with respect to the Fund and to other clients of the investment manager as to which the investment manager exercises investment discretion.

Limitation on Liability and Indemnification. The Current Investment Management Agreement provides that, absent willful misfeasance, gross negligence, or reckless disregard of duties, the investment manager will not be subject to liability to the Fund or its shareholders for any act or omission in connection with rendering services under the agreement. The New Investment Management Agreement contains a similar limitation on liability but additionally subjects AmBeacon to liability based on bad faith. The Current Investment Management Agreement includes a provision that Pender shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons, as defined therein, against any liability arising in connection with the performance of services to Pender, so long as the liability or expense is not incurred as a result of such conduct. The New Investment Management Agreement provides that any person who may be or become an officer, Board member, employee or agent of the Fund shall be deemed, when rendering services to the Fund or acting in any business of the Fund, to be rendering such services to or acting solely for the Fund and not as an officer, partner, employee or agent or one under the control or direction of AmBeacon. The New Investment Management Agreement also includes a provision expressly putting AmBeacon on notice of the limitation of shareholders’ liability in the Fund’s Agreement and Declaration of Trust.

Factors Considered by the Trustees and their Recommendation

The Board’s considerations in approving the New Investment Management Agreement are described in Proposal 2 under the heading “Evaluation by the Board of Trustees.”

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of Proposal 1 to approve the New Investment Management Agreement with AmBeacon.

DESCRIPTION OF PROPOSAL 2
APPROVAL OF NEW ADVISORY AGREEMENT

Background

Proposal 2 relates to the approval of the New Advisory Agreement among the Fund, AmBeacon and Pender, pursuant to which Pender will be responsible for the day-to-day management of the investment and reinvestment of the Fund’s portfolio, using the same investment program and the same portfolio management team that is currently in place. The New Advisory Agreement is expected to become effective upon the Closing Date, simultaneously with the New Investment Management Agreement, subject to shareholder approval.

Approval of the New Advisory Agreement is conditioned upon shareholder approval of the New Investment Management Agreement described in Proposal 1 and the election of the Trustees described in Proposal 3. If any of the Proposals is not approved, none of the Proposals will take effect, Pender will continue to serve as the investment adviser to the Fund, and the current Board will continue to oversee the Fund. If the New Advisory Agreement is approved by shareholders of the Fund, Pender will serve as the Fund’s investment adviser for an initial two-year period commencing on the Closing Date (which is expected to be the effective date of the New Advisory Agreement), and continuing thereafter from year to year so long as the continuation is approved by the Board.

Information about Pender

Pender Capital Management, LLC, a Delaware limited liability company, was established in 2015. Pender’s principal office is located at 100 Crescent Ct., Suite 1800, Dallas, TX 75201. Pender’s principal owners are Pender Capital, Inc. and REM Capital Management, LLC. Pender Capital, Inc. is the majority owner of Pender and is an entity that is wholly owned by Cory Johnson. REM Capital Management is the minority owner of Pender and is an entity that is wholly owned by Zachary Murphy. As of [●], 2026, Pender had approximately $[●] million in assets under management. Pender is an investment advisory firm that specializes in U.S. commercial real estate credit-based investments. Pender’s strategy focuses on capitalizing on inefficiencies in midmarket and small balance commercial real estate credit transactions.

Pender does not serve as adviser to any other pooled investment vehicles with similar investment strategies and objectives to the Fund’s.

Discussion of the Terms of the New Advisory Agreement

A copy of the form of the New Advisory Agreement is attached as Exhibit B. The following description is a summary of the material terms of the New Advisory Agreement. You should refer to Exhibit B for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit B.

Advisory Services

Under the New Advisory Agreement, Pender, subject to the oversight of AmBeacon as investment manager and direction and control of the Fund’s Board, will generally be responsible for managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies and guidelines and, with respect to such assets, to continuously review, and administer the investment program of the Fund, to determine in Pender’s discretion the securities to be purchased or sold, to provide AmBeacon and the Fund with records concerning Pender’s activities which the Fund is required to maintain, and to render regular reports to AmBeacon and to the Fund’s officers and Trustees concerning Pender’s discharge of the foregoing responsibilities. Pender also is responsible for placing orders for the purchase and sale of portfolio securities, and in doing so, to seek best execution similar to the requirements under the Current Investment Management Agreement, as described in Proposal 1.

The New Advisory Agreement also requires that Pender provide assistance to AmBeacon in determining the value of all securities and other investments owned by the Fund, use reasonable efforts to arrange for the provision of fair valuation information or prices from parties independent of Pender with respect to the securities or other investments owned by the Fund for which market prices are not readily available, and monitor the securities and other investments owned by the Fund for potential significant events that could affect their values and notify AmBeacon when, in its opinion, a significant event has occurred that may not be reflected in the market values of such securities.

Advisory Fees

Under the New Advisory Agreement, the Fund will pay Pender an advisory fee for the services rendered by Pender thereunder. For all services rendered by Pender, the Fund will pay Pender: (i) an advisory fee, accrued daily and paid monthly in arrears, at annual rates of 1.35% on the first $600 million, 1.10% on the next $2 billion, 1.15% on the next $2 billion and 1.20% on amounts over $4.6 billion of the Fund’s average daily net assets under Pender’s management; (ii) an incentive fee, calculated and payable monthly in arrears, equal to 10% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month; and (iii) a loan servicing fee calculated at an annual rate of 0.05%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Advisory Fee, Management Fee (as defined in the New Advisory Agreement), expenses payable to the administrator, any interest expense and dividends paid on any issued and outstanding preferred shares but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation). The combined management fees of AmBeacon and the advisory fees of Pender will not exceed the current management fees of the Fund at any asset level.

Expenses Paid by Pender

Under the New Advisory Agreement, Pender is responsible for all costs and expenses of its employees and any overhead incurred in connection with its duties as investment adviser to the Fund. However, Pender will not be responsible for any expenses of AmBeacon or the Fund, except as may be expressly provided in the New Advisory Agreement.

Limitation on Liability

The New Advisory Agreement generally provides that Pender will not be liable to the Fund or its shareholders for its performance of services under the New Advisory Agreement, except as a result of willful misfeasance, bad faith, gross negligence or reckless disregard by Pender in the performance of its duties under the agreement (“disabling conduct”), or any untrue statement of a material fact in the Fund’s filings, advertisements, sales literature or other materials or omission to state a material fact if such statement or omission was made in reliance on information provided by Pender. Pender’s liability for disabling conduct generally is similar to the standard set forth in the Current Investment Management Agreement, whereas its liability for material misstatements or omissions is not included in the Current Investment Management Agreement. The New Advisory Agreement also includes a provision expressly putting Pender on notice of the limitation of shareholders’ liability in the Fund’s Agreement and Declaration of Trust.

Term and Termination

Subject to the requisite approvals of the Board and/or shareholder approvals required by the 1940 Act, the New Advisory Agreement provides that it will become effective upon its execution. The agreement provides that it shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval, as required by the 1940 Act. The New Advisory Agreement provides for the termination of the agreement without penalty by either party at any time by written notice of at least 60 days to the other party. Action by the Fund to terminate the agreement may be taken (i) by vote of a majority of the Board, or (ii) by the affirmative vote of a majority of the voting securities of the Fund. These provisions are similar to those in the Current Investment Management Agreement. The New Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, upon written notice by a party to another party that the other party is in material breach, unless it is cured within 30 days; or by AmBeacon immediately upon written notice to Pender if Pender gives notice of any financial condition that is reasonably and foreseeably likely to impair its ability to fulfill its commitments under the New Advisory Agreement or otherwise becomes unable to discharge its duties and obligations under the New Advisory Agreement. Both the New Advisory Agreement and the Current Investment Management Agreement provide that they will automatically and immediately terminate in the event of their assignment.

Potential Conflicts of Interest

AmBeacon and Pender have entered into a separate commercial agreement pursuant to which Pender may be entitled to receive a termination payment in certain non-cause termination scenarios during the initial three-year period following the Transaction. Such arrangement could create potential conflicts of interest for AmBeacon in evaluating Pender’s continued engagement as investment adviser. The Fund would not be responsible for any such payment, the arrangement is not contained in the New Advisory Agreement, and it does not restrict the Board’s authority to terminate the New Advisory Agreement. The Board considered the potential conflicts of interest associated with this arrangement as part of its review of the New Advisory Agreement.

Other Provisions

The New Advisory Agreement contains an indemnification provision whereby AmBeacon shall indemnify and hold harmless from and against all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Pender or an affiliated person thereof may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising in connection with the performance of services to the Fund. Pender and its affiliates will not be entitled to indemnification under this provision if any liability is the result of willful misfeasance, bad faith, gross negligence or reckless disregard of Pender’s obligations to the Fund.

In addition, the New Advisory Agreement includes a number of requirements with respect to Pender’s compliance program, code of ethics, and disclosure responsibilities to the Fund or AmBeacon, that are not included in the Current Investment Management Agreement.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of Proposal 2 to approve the New Advisory Agreement among the Fund, Pender and AmBeacon.

Evaluation by the Board of Trustees

The Board is recommending that shareholders vote to approve (i) the New Investment Management Agreement with AmBeacon (Proposal 1) and (ii) the New Advisory Agreement among the Fund, AmBeacon, and Pender (the “New Advisory Agreement”) (Proposal 2).

At a meeting of the Board held on June 11, 2026, the Board, including all of the Independent Trustees, discussed and approved the New Investment Management Agreement and the New Advisory Agreement and determined to recommend that shareholders of the Fund approve both agreements.

In connection with its consideration of the New Investment Management Agreement and the New Advisory Agreement, the Board, including the Independent Trustees, received assistance and advice from independent legal counsel, who provided the Board with a description of its fiduciary duties under the 1940 Act, in evaluating and approving such agreements. Independent counsel, on behalf of the Independent Trustees, requested and received a variety of information from AmBeacon and Pender in advance of the Board meeting. The Board also considered materials provided in response to the Board’s requests, including information relating to the nature, extent and quality of services to be provided by AmBeacon and Pender, the terms of the proposed agreements, comparative fee information and the impact of the Transaction on the Fund.

At the Board meeting, the Trustees discussed these materials with representatives of AmBeacon and Pender, including the strategic rationale for the Transaction, the anticipated roles of AmBeacon as investment manager and Pender as investment adviser, and the expected impact on the Fund and its shareholders. In addition, the Independent Trustees met in executive session with their independent legal counsel, at which no representatives of AmBeacon or Pender were present.

In approving the New Investment Management Agreement and the New Advisory Agreement, the Board, including the Independent Trustees, considered the totality of the information presented and did not identify any single factor as controlling. Each Trustee may have attributed different weights to the factors considered.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment management services to be provided by AmBeacon to the Fund under the New Investment Management Agreement, including its responsibility for overseeing the Fund’s overall investment program and supervising the Fund’s investment adviser. The Board also reviewed and considered the nature and extent of the investment advisory services to be provided by Pender under the New Advisory Agreement, including day-to-day portfolio management and the selection of Fund investments, which the Board noted were expected to be substantially similar to the services currently provided by Pender under the Current Investment Management Agreement. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by AmBeacon to the Fund including, among other things, the provision of office facilities, equipment, and personnel.

The Board also considered AmBeacon’s responsibility under the New Investment Management Agreement to conduct ongoing oversight and due diligence processes with respect to the Fund, including regular monitoring of Pender through periodic reviews of investment performance, personnel changes, and risk metrics, as well as ongoing compliance oversight conducted by AmBeacon’s compliance personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of AmBeacon and Pender who will provide investment advisory, management and administrative services to the Fund. The Board determined that such personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account AmBeacon’s and Pender’s compliance policies and procedures, including the procedures relating to oversight of the valuation of the Fund’s investments. The Board concluded that the overall quality of the advisory, management and administrative services to be provided to the Fund was satisfactory.

Performance

The Board considered the investment experience of AmBeacon. The Board also considered that Pender has been responsible for the Fund’s historical performance since inception and will continue to manage the Fund’s portfolio on a daily basis as investment adviser. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses

The Board reviewed the proposed management and advisory fee rates and the estimated total expense ratio of the Fund. The Board also noted that the aggregate management and advisory fees under the proposed structure are expected to be consistent with and no greater than the fees currently paid by the Fund. The Board compared the fees and pro-forma total expense ratio for the Fund with various comparative data, including a report on other comparable funds prepared by an independent third party. In addition, the Board noted that AmBeacon proposed to contractually limit total annual operating expenses until assets support the expenses of the Fund. The Board also considered that AmBeacon will bear responsibility for any expense waivers necessary to maintain the applicable expense limitation. The Board concluded that the fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the New Investment Management Agreement and the New Advisory Agreement. The Board considered the Fund’s management fee payable under the New Investment Management Agreement and the advisory, incentive and loan servicing fees payable under the New Advisory Agreement, and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability of American Beacon Advisors, Inc.

The Board considered and reviewed pro forma information concerning the estimated costs to be incurred and profits expected to be realized by AmBeacon from its relationship with the Fund. Although the Board considered and reviewed pro-forma information concerning AmBeacon’s expected profits, due to the Fund’s current size and stage of development, the Board made no determination with respect to profitability.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by AmBeacon and Pender from their management of the Fund, including, without limitation, the ability to market advisory services for similar products in the future. The Board noted that neither AmBeacon nor Pender have affiliations with the Fund’s transfer agent, fund accountant, custodian, or distributor and, therefore, neither derives any benefits from the relationships these parties may have with the Fund. The Board also considered certain potential conflicts of interest associated with arrangements between AmBeacon and Pender, including a separate commercial agreement pursuant to which Pender may be entitled to receive a termination payment in certain non-cause termination scenarios. In particular, the Board considered that this arrangement could create potential conflicts of interest for AmBeacon in evaluating Pender’s continued engagement as investment adviser, but also noted that neither the Fund nor its shareholders would be responsible for any such payment, that the arrangement is not contained in the New Advisory Agreement, and that it does not restrict the Board’s authority to terminate the New Advisory Agreement. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits and the other factors considered.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded, in the exercise of its reasonable business judgment, that it would be in the best interest of the Fund and its shareholders to approve the New Investment Management Agreement and the New Advisory Agreement.

DESCRIPTION OF PROPOSAL 3
ELECTION OF NEW TRUSTEES

Background

This Proposal relates to the election of seven trustees (the “New Trustees” or the “New Board”) to replace the current Board of Trustees (the “Current Board”), with all of the current trustees of the Fund expected to cease serving as Trustees as of the closing of the Transaction. The Current Board believes that approval of the New Board will provide certain efficiencies and allow for the sharing of expenses among the Fund and the other registered investment companies managed by AmBeacon. The Current Board also believes that the Fund will benefit from the experience and qualifications of the New Board.

The Current Board consists of the following three independent trustees, David G. Lee, Robert Seyferth and Gary E. Shugrue, and one interested trustee, Terrance P. Gallagher. During the Fund’s fiscal year ended December 31, 2025, the Current Board met four times.

At a special meeting held on June 11, 2026, the Current Board approved the nomination of seven (7) persons to stand for election as New Trustees at the Meeting. At the Meeting, the Current Board also approved an increase in the number of trustees of the Fund from four to seven, to take effect upon the closing of the Transaction.

Each of the nominees currently serves as a trustee and/or officer of each registered investment company currently managed by AmBeacon. In approving their nominations, the Current Board reviewed the professional background of each nominee and assessed each nominee’s qualifications for service on the New Board. The Current Board also requested information from AmBeacon in order to determine whether any of the nominees would be an “interested person” of the Fund upon election and qualification.

The Current Board considered the benefits to the Fund of the board of trustees being comprised of persons that currently serve on the boards of other registered investment companies managed by AmBeacon, including the familiarity of the nominees with the organizational philosophies, capabilities, personnel and ethics of AmBeacon, and the likelihood of enhanced operational efficiency of the New Board after the closing of the Transaction given this experience. In consideration of the foregoing, as well as the other criteria described below under the heading “Experience and Qualifications of the Nominees,” the Current Board determined that, if Proposals 1 and 2 are approved, it would be in the best interests of the Fund and its shareholders for the New Board to be comprised of the nominees set forth below.

The nominees for the New Board are as follows: Eugene J. Duffy, Douglas A. Lindgren, Paul Zemsky, Janet C. Smith, Gerard J. Arpey, Gilbert G. Alvarado, and Claudia A. Holz. The Current Board has determined that each nominee, except Eugene J. Duffy, would be considered to be an independent trustee of the Fund. Eugene J. Duffy would be deemed an “interested person” of the Fund, as defined by the 1940 Act, due to his position with Mesirow Financial, Inc., a broker-dealer. If the nominees are elected by shareholders, it is expected that the members of the Current Board would resign effective as of the closing of the Transaction.

Proposal 3 is subject to approval by shareholders of the Fund at the Meeting and is also subject to shareholder approval of Proposals 1 and 2. If any of the Proposals is not approved, none of the Proposals will take effect, Pender will continue to serve as the investment adviser to the Fund, and the current Board will continue to oversee the Fund.

The persons named as proxies intend to vote FOR the appointment of each New Trustee, unless such authority has been withheld in the proxy card. Each New Trustee has agreed to be named in this Proxy Statement and to serve if shareholder approval is received for Proposal 3. The Current Board has no reason to believe that any of the New Trustees will become unavailable to serve as a trustee. However, if that should occur before the Meeting, your proxy card will be voted for the person recommended by the Current Board to fill the vacancy.

Nominees for the New Board of Trustees

Information concerning the nominees for New Trustee is set forth in the table below. The business address of each New Trustee is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in AmBeacon fund complex, if Elected(1)	Other Directorships held by Nominee for Trustee During Past 5 Years
Independent Trustee Nominees	Each to serve until their successor is elected and qualified
Gilbert G. Alvarado Year of Birth: 1969	None	The Conrad Prebys Foundation: Chief Financial Officer (2022-Present); Sierra Health Foundation (health conversion private foundation): Executive Vice President & CCO (2022); Senior Vice President & CFO (2012-2022); CFO (2006-2011); Sierra Health Foundation - Center for Health Program Management (California public benefit corporation): Senior Vice President & CFO (2012-2022); SJVIIF, LLC (impact investment fund): President (2018-2022).	32	American Beacon Funds: Trustee (2015-Present); American Beacon Select Funds: Trustee (2015-Present); American Beacon Institutional Funds Trust: Trustee (2017-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018-2021); American Beacon Apollo Total Return Fund: Trustee (2018-2021).
Gerard J. Arpey Year of Birth: 1958	None	Emerald Creek Group (private equity firm): Partner (2011-Present); S.C. Johnson & Son, Inc. (privately held company): Director (2008-present); The Home Depot, Inc.: Director (2015-Present).	32	American Beacon Funds: Trustee (2012-Present); American Beacon Select Funds: Trustee (2012-Present); American Beacon Institutional Funds Trust: Trustee (2017-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018-2021); American Beacon Apollo Total Return Fund: Trustee (2018-2021).

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in AmBeacon fund complex, if Elected(1)	Other Directorships held by Nominee for Trustee During Past 5 Years
Claudia A. Holz Year of Birth: 1957	None	Blue Owl Capital, Inc.: Independent Director (2021-Present).	32	American Beacon Funds: Trustee (2018-Present); American Beacon Select Funds: Trustee (2018-Present); American Beacon Institutional Funds Trust: Trustee (2018-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018-2021); American Beacon Apollo Total Return Fund: Trustee (2018-2021).
Douglas A. Lindgren Year of Birth: 1961	None	JLL Income Property Trust: Director (2022-Present).	32	American Beacon Funds: Trustee (2018-Present); American Beacon Select Funds: Trustee (2018-Present); American Beacon Institutional Funds Trust: Trustee (2018-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018-2021); American Beacon Apollo Total Return Fund: Trustee (2018-2021).
Janet C. Smith Year of Birth: 1965	None	Putnam Investments, LLC and Putnam Management: Head of Fund Administration Services (2011–2024); Putnam Funds Complex (Approximately 105 Funds): Vice President, Principal Financial Officer (2016-2024), Principal Accounting Officer and Assistant Treasurer (2008-2024), Putnam Ombudsman (2016-2024).	32	American Beacon Funds: Trustee (2025-Present); American Beacon Select Funds: Trustee (2025-Present); American Beacon Institutional Funds Trust: Trustee (2025-Present);

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in AmBeacon fund complex, if Elected(1)	Other Directorships held by Nominee for Trustee During Past 5 Years
Paul Zemsky Year of Birth: 1962	None	Focus Consulting Group: Consulting Partner: (2024-Present); ML Tech (Crypto Fund-of-Funds): Strategic Advisor: (2024-Present); Voya Investment Management: Senior Managing Director, Chief Investment Officer, Multi-Asset Strategies and Solutions (2007–2023); Head of Derivative Strategy and Risk Management, General Account (2005-2006).	32	American Beacon Funds: Trustee (2025-Present); American Beacon Select Funds: Trustee (2025-Present); American Beacon Institutional Funds Trust: Trustee (2025-Present);
Interested Trustee Nominee	To Serve until his successor is elected and qualified
Eugene J. Duffy(2) Year of Birth: 1954	None	Capital Formation and Currency Solutions, Mesirow Financial Administrative Corporation: Managing Director (2016-Present).	32	American Beacon Funds: Trustee (2008-Present); American Beacon Select Funds: Trustee (2008-Present); American Beacon Institutional Funds Trust: Trustee (2017-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021).

(1) “Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers. Following the Transaction, the Fund would become part of the American Beacon Funds Complex, which is comprised of 27  series within the American Beacon Funds, one series within the American Beacon Institutional Funds Trust, and  four series within the American Beacon Select Funds. The same persons who constitute the New Trustees also constitute the board of the American Beacon Funds, American Beacon Institutional Funds Trust and American Beacon Select Funds and each Trustee oversees the Trusts’ combined 32 series.

(2) Mr. Duffy is deemed to be an “interested person,” as defined by the 1940 Act, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

Experience and Qualifications of the Nominees

The Current Board has determined that each nominee should be elected as a New Trustee of the Fund based on several factors (none of which alone is determinative). The Current Board believes that the New Trustees have balanced and diverse experiences, skills, attributes and qualifications, which will allow the New Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the factors the Current Board considered when concluding that each nominee should serve on the New Board were the following: availability and commitment to attend meetings and perform the responsibilities of a trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with AmBeacon, Pender, other service providers, and each other. Each nominee’s ability to perform his or her duties effectively is evidenced by professional accomplishments and prior or current management positions and experience.

The following is a summary of various qualifications, experiences and skills of each nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Current Board’s conclusion that each individual should serve on the New Board. References to the qualifications, attributes and skills of the New Trustees do not constitute the holding out of any New Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Independent Trustee Nominees

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of nonprofit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a trustee of registered investment companies.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a trustee of registered investment companies.

Claudia A.  Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years, where she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices, and has since had multiple years of service as a trustee of registered investment companies.

Douglas A.  Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures, serving as an Adjunct Professor of Finance at Columbia Business School, and with multiple years of service as a trustee of registered investment companies.

Janet C. Smith: Ms. Smith has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a senior officer of an investment manager, and as an officer of registered investment companies.

Paul Zemsky: Mr. Zemsky has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director and chief investment officer of an investment manager, and as a portfolio manager to registered investment companies.

Interested Trustee Nominee

Eugene  J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a trustee of registered investment companies.

Proposed New Executive Officers of the Fund

Set forth below is information concerning the persons who are anticipated to be elected as executive officers of the Fund by the New Board following the closing date of the Transaction. Officers serve at the pleasure of the board and until their successors are appointed and qualified or until their earlier resignation, retirement or removal. It is anticipated that the New Board would elect the officers for one-year terms. The business address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, unless otherwise stated.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President and Principal Executive Officer	President and Principal Executive Officer	American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

	since June 2024	since June 2024	National Investment Services of America, LLC: Director (2024-Present)

	Vice President 2022-2024	Vice President 2022-2024

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.:  Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-2025)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)

Resolute Topco, Inc.: Secretary (2015-Present)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Bernadette A. Bridy (1972)	Vice President since 2026	Vice President since 2026	American Beacon Advisors, Inc.: Chief Marketing Officer (2025-Present) Future Standard (formerly known as FS Investments): Managing Director (2020-2025)
Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Director and President (March 2026-Present)

American Beacon Cayman TargetRisk Company, Ltd: Director and President (March 2026-Present)

American Beacon Cayman Trend Company, Ltd.: Director and President (March 2026-Present)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

American Beacon Advisors, Inc.: Fund Services Officer (2026-Present), Senior Vice President (2021-Present), Vice President, (2009-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC:  Vice President (2018-2022)

Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Senior Vice President (2026-Present), Vice President (2019-2026)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-2025)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

American Beacon Advisors, Inc.:   Assistant Secretary (April 2024-Present), Director of Corporate Governance (2026-Present)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)

American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)

Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2024), Assistant Secretary (2024-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Carmen E. Fahy (1976)	Assistant Secretary since 2026	Assistant Secretary since 2026

American Beacon Advisors, Inc.: Associate General Counsel (2025-Present)

Office of the Solicitor,  U.S. Dept. of Labor: Senior Trial Attorney (2023-2025)

Systematic Holdings,  LLC: Corporate Counsel (2022-2023)

Aaron C. Cooper (1985)	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026

American Beacon Advisors, Inc.: Director, Fund Reporting (2024-Present), Manager, Fund Reporting (2021-2024)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Treasurer (March 2026-Present)

American Beacon Cayman  TargetRisk Company, Ltd: Assistant Treasurer (March 2026-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (March 2026-Present)

Resolute Investment Managers, Inc.: Assistant Treasurer (March 2026-Present);

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

American Beacon Advisors, Inc.: Director, Fund Tax (2024-Present)

American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)

Resolute Investment Services, Inc.: Director, Fund Tax (2024-2025), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

Proposed Committees, Leadership Structure and Risk Oversight

Leadership Structure. The primary responsibility of the New Board will be to represent the interests of the Fund and its shareholders, and to provide oversight of the management of the Fund. The New Board will be comprised of seven trustees, six of whom (including the chairperson) are Independent Trustees and one of whom is an interested Trustee. The nominees of the New Board will discharge their responsibilities collectively as a Board.

It is anticipated that the New Board will appoint Mr. Lindgren as the independent chairperson, and that his responsibilities will include: setting an agenda for each meeting of the New Board; presiding at all meetings of the New Board and Independent Trustees; and serving as a liaison with other Trustees, the Fund’s officers and other management personnel, and counsel to the Fund. The chair of the New Board shall perform such other duties as the New Board may from time to time determine. The New Board is expected to hold five regularly scheduled meetings per year, and hold special meetings, as needed, either in person or by videoconference or telephone, to address matters arising between regular meetings. The New Board is expected to establish three standing committees (as described below) and to delegate certain responsibilities to those committees. The New Board also is expected to conduct executive sessions without the presence of management personnel, including at least quarterly in a session at which no Trustees who are interested persons or management are present.

The New Board is expected to periodically evaluate its structure and composition as well as various aspects of its operations. The New Board believes that this leadership structure, including an independent chairperson and its committees, is appropriate in light of, among other factors, the asset size and nature of the funds in the American Beacon Funds Complex, the number of series of the American Beacon Funds Complex overseen by the New Board, the arrangements for the conduct of the operations of the American Beacon Funds Complex, the number of trustees, and the New Board’s responsibilities. On an annual basis, the New Board expects to conduct an evaluation that considers, among other matters, whether the New Board and its committees are functioning effectively and whether, given the size and composition of the New Board and each of its committees, the Trustees are able to effectively oversee the number of funds in the American Beacon Funds Complex.

Committees. It is expected that the New Board will establish an Audit and Compliance Committee, Investment Committee and Nominating and Governance Committee, each of which would operate pursuant to a charter approved by the New Board that delineates the responsibilities of that committee. The members and responsibilities of each Current Board committee, and each New Board committee, are summarized below.

Audit Committee. The Current Board has an Audit Committee composed of the members of the Current Board (David G. Lee, Robert Seyferth and Gary E. Shugrue), each of whom is an Independent Trustee. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board. Mr. Seyferth is the Chairperson of the Audit Committee. The Audit Committee held three meetings during the fiscal year ended December 31, 2025. The Audit Committee is governed by a written charter, which is included as Exhibit D.

It is expected that the New Board would create an Audit and Compliance Committee, and that the Audit and Compliance Committee would consist of Mses. Holz (Chair) and Smith and Mr. Arpey, each of whom is an Independent Trustee. Mr. Lindgren, as Chair of the New Board,  would serve on the Audit and Compliance Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Audit and Compliance Committee would be: (a) overseeing the accounting and financial reporting processes of the Fund and its internal controls and, as the Audit and Compliance Committee deems appropriate, inquiring into the internal controls of certain third-party service providers; (b) overseeing the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) approving, prior to appointment, the engagement (and related fee arrangements) of the Fund’s independent registered public accounting firm to perform annual audit services for the Fund and certain non-audit services for the Fund or certain affiliated parties and, in connection therewith, reviewing and evaluating the qualifications, independence, and performance of the Fund’s independent registered public accounting firm; (d) overseeing the Fund’s compliance with all regulatory obligations arising under applicable federal securities laws, rules, and regulations and overseeing management’s implementation and enforcement of the Fund’s compliance policies and procedures (“Compliance Program”); (e) coordinating the Board’s oversight of the Fund’s CCO in connection with his or her implementation of the Fund’s Compliance Program; and (f) assisting the Board with the aspects of risk oversight of the Fund that are relevant to the Audit and Compliance Committee, including, but not limited to, valuation, operational, and compliance risks. The Audit and Compliance Committee will be governed by a written charter, which will be approved by the New Board at its first meeting.

Nominating Committee. The Current Board has a Nominating Committee composed of each of the Fund’s Independent Trustees. The Nominating Committee is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee held no meetings during the fiscal year ended December 31, 2025. The Nominating Committee is governed by a written charter, which is included as Exhibit E.

It is expected that the New Board would create a Nominating and Governance Committee (“Nominating Committee”), that is comprised of Messrs. Arpey (Chair) and Lindgren and Ms. Smith, each of whom is an Independent Trustee. As set forth in its charter, the primary purposes of the Nominating Committee would be: (a) making recommendations regarding the nomination of trustees to the Board; (b) making recommendations regarding the appointment of an Independent Trustee as chair of the Board; (c) evaluating qualifications of potential “interested” members of the Board and Fund officers; (d) reviewing shareholder recommendations for nominations to fill vacancies on the Board; (e) making recommendations to the Board for nomination for membership on all committees of the Board and of the chairs of such committees; (f) considering and evaluating the structure, composition, and operation of the Board; (g) reviewing shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; (h) considering and making recommendations relating to the compensation of Independent Trustees; (i) assisting the Board with the aspects of risk oversight of the Fund that are relevant to the Nominating Committee, including, but not limited to, the stewardship and overall reputation of the Fund; (j) coordinating and supervising an annual self-evaluation by the Board of the performance of the Board and its various committees; (k) assisting the Board in monitoring and, as it deems appropriate, implementing practices designed to promote diversity and inclusion within the Board’s membership and within the workforces of the Fund’s primary service providers and vendors; and (l) assisting the Board in coordinating with legal counsel to the Fund and their independent Board members with respect to staffing matters, including, when applicable, succession planning with respect to senior attorneys engaged in these representations.

The Nominating Committee will be governed by a written charter, which will be approved by the New Board at its first meeting.

Investment Committee. It is expected that the New Board would create an Investment Committee that is comprised of Messrs. Alvarado (Chair), Duffy and Zemsky.   Mr. Lindgren, as Chair of the Board, would serve on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review the short- and long-term investment performance of AmBeacon and the designated investment adviser to the  Fund; (b) to review recommendations by AmBeacon regarding the hiring or removal of the designated investment adviser to the Fund; (c) to review material changes recommended by AmBeacon to the allocation of Fund assets to the investment adviser; (d) to review proposed changes recommended by AmBeacon to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by AmBeacon to the material provisions of the advisory agreement with the investment adviser, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Fund that are relevant to the Investment Committee, including, but not limited to counterparty, investment, liquidity and derivatives risks. The Investment Committee will be governed by a written charter, which will be approved by the New Board at its first meeting.

New Board’s Role in Risk Oversight. Consistent with its responsibility for oversight of the Fund, the New Board would oversee the management of risks relating to the administration and operation of the Fund. AmBeacon, as part of its responsibilities for the day-to-day operations of the Fund, would be responsible for day-to-day risk management for the Fund. The New Board, in the exercise of its reasonable business judgment, also would separately consider potential risks that may impact the Fund. The New Board would perform this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the New Board’s oversight of risk management for the Fund.

In general, the New Board believes that the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The New Board will adopt and periodically review policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the New Board, AmBeacon, the Fund’s proposed investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, AmBeacon as manager of the Fund would oversee and regularly monitor the investments, operations and compliance of the Fund’s investment adviser.

The New Board also would oversee risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons. Senior officers of the Fund, senior officers of AmBeacon, and the Fund’s CCO regularly would report to the New Board on a range of matters, including those relating to risk management. The New Board and the Investment Committee also would regularly receive reports from AmBeacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from AmBeacon, the New Board also would receive reports regarding other service providers to the Fund, either directly or through AmBeacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the New Board would receive a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board would receive reports, presentations and other information from AmBeacon in connection with the Board’s consideration of the renewal of the Fund’s agreements with AmBeacon and the Fund’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Fund and AmBeacon also would report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Fund’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee would receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee would meet with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Current Board Compensation and Anticipated New Board Compensation

The following table sets forth the compensation paid to each member of the Current Board by the Fund for the Fund’s fiscal year ended December 31, 2025. The Fund pays each Independent Trustee an annual $16,000 retainer, as well as (i) $2,500 for each Audit Committee meeting attended; (ii) $3,000 per each special Board meeting attended; and (iii) $1,500 per each special non-Board meeting attended. In addition, all Independent Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend meetings of the Current Board or its committees. The Trustees do not receive any pension or retirement benefits from the Fund. The Fund’s interested Trustee and officers receive no compensation from the Fund for performing the duties of their office.

Trustee Name	Aggregate Compensation from Fund
David G. Lee	$29,500
Robert Seyferth	$39,500
Gary E. Shugrue	$29,500

Currently, as compensation for their service to the American Beacon Funds Complex, each member of the New Board is compensated from the trusts in the American Beacon Funds Complex as follows: (1) an annual retainer of $165,000; (2) meeting attendance fee (for attendance in person or via electronic means) of (a) $12,000 for in-person attendance, or $5,000 for attendance by electronic means, by New Board members for each regularly scheduled or special New Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating Committee; and (d) $2,500 for attendance by New Board members for each special New Board meeting held by electronic means; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, For this purpose, the New Board considers attendance at regular meetings held by  videoconference to constitute in-person attendance at a New Board meeting. The trustees also may be compensated for attendance at special New Board and/or Committee meetings from time to time.

For his service as New Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly New Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating Committee receives an additional annual retainer of $10,000. It is anticipated that the Fund will participate in this compensation schedule with the other funds in the American Beacon Funds Complex, with expenses allocated based on its net assets.

Board Transactions with Fund Affiliates

As of the date hereof, none of the Independent Trustees on the Current Board, the nominees for Independent Trustee on the New Board, nor their immediate family members owned beneficially or of record any securities of the Fund’s distributor, Pender, AmBeacon, or any person directly or indirectly controlling, controlled by, or under common control with the Fund’s distributor, Pender or AmBeacon. In addition, during the past five years, neither the Independent Trustees on the Current Board, the nominees for Independent Trustee on the New Board, nor members of their immediate families, had a direct or indirect interest, the value of which exceeds $120,000, in the Fund’s distributor, Pender, AmBeacon, or any of their affiliates. Likewise, since the beginning of the last two completed fiscal years of the Fund, neither the Independent Trustees on the Current Board, the nominees for Independent Trustee on the New Board, nor members of their immediate families had a direct or indirect interest in any transaction or series of transactions, the value of which exceeds $120,000 and to which any of the following persons was (or is to be) a party: (i) the Fund, (ii) any officer of the Fund, (iii) AmBeacon, Pender, or any of their affiliates or (iv) the Fund’s distributor.

Legal Proceedings

There are no material pending legal proceedings to which any member of the Current Board, any nominees for the New Board or any affiliated persons thereof are a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons. In addition, there have been no legal proceedings during the past five years that are material to an evaluation of the ability or integrity of any trustee or nominee for trustee, or any executive officer of the Fund.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of Proposal 3 to approve each New Trustee.

ADDITIONAL INFORMATION

Additional Information Pertaining to AmBeacon

The following table sets forth the name, position and principal occupation of each current principal officer of AmBeacon, each of whom can be contacted through AmBeacon’s principal office location at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Name and Title	Principal Occupation(s)
Gregory Stumm President and Chief Executive Officer

American Beacon Advisors, Inc.: Director (June 2024-Present), President and Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

American Beacon Funds and American Beacon Select Funds: President and Principal Executive Officer (June 2024-Present), Vice President (2022-2024)

American Beacon Institutional Funds Trust: President and Principal Executive Officer (June 2024-Present), Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

John J. Linnehan Senior Vice President, Treasurer and Chief Financial Officer

American Beacon Advisors, Inc.: Senior Vice President, Treasurer and Chief Financial Officer (2026-Present)

Sustainable Leaders Investment Management: President and Founder (2016-2026)

Promethos Capital: President of Operations and Founder (2019-2022)

Aaron C. Cooper Principal Accounting Officer, Principal Financial Officer and Treasurer

American Beacon Advisors, Inc.: Director, Fund Reporting (2024-Present), Manager, Fund Reporting (2021-2024)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (March 2026-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (March 2026-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (March 2026-Present)

Resolute Investment Managers, Inc.: Assistant Treasurer (March 2026-Present)

Name and Title	Principal Occupation(s)
Rosemary K. Behan Senior Vice President, Secretary and General Counsel

American Beacon Advisors, Inc.: Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Funds and American Beacon Select Funds: Vice President, Secretary and Chief Legal Officer (2006-Present)

American Beacon Institutional Funds Trust: Vice President, Secretary and Chief Legal Officer (2017-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Secretary (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.: Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.: Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-2025)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President

(2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)

Resolute Topco, Inc.: Secretary (2015-Present)

Paul Cavazos Chief Investment Officer and Senior Vice President

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Funds and American Beacon Select Funds: Vice President (2016-Present)

American Beacon Institutional Funds Trust: Vice President (2017-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

American Private Equity Management, L.L.C.: Vice President (2017-2024)

Name and Title	Principal Occupation(s)
Rebecca L. Harris Chief Operating Officer and Senior Vice President

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Funds and American Beacon Select Funds: Vice President (2022-May 2024 and June 2024-Present), President (May 2024-June 2024), Assistant Secretary (2010-2022)

American Beacon Institutional Funds Trust: Vice President (2022-May 2024 and June 2024-Present), President (May 2024-June 2024), Assistant Secretary (2017-2022)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Terri L. McKinney Senior Vice President

American Beacon Advisors, Inc.: Senior Vice President, (2021-Present) Vice President, (2009-2021)

American Beacon Funds and American Beacon Select Funds: Vice President (2010-Present)

American Beacon Institutional Funds Trust: Vice President (2017-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Name and Title	Principal Occupation(s)
Christina E. Sears Chief Compliance Officer and Senior Vice President

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-2026), Senior Vice President (2026-Present)

American Beacon Funds and American Beacon Select Funds: Chief Compliance Officer (2004-Present), Assistant Secretary (1999-Present)

American Beacon Institutional Funds Trust: Chief Compliance Officer and Assistant Secretary (2017-Present)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-2025)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Additional Information Pertaining to Pender The following table sets forth the name, position and principal occupation of each director and principal executive officer of Pender.

Name	Title/Principal Occupation
Cory Johnson	Chief Executive Officer
Zach Murphy	Chief Investment Officer

Shareholders are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposals.

Other Matters to Come Before the Meeting

The Board and management of the Fund are not aware of any matters that will be presented at the Meeting other than those set forth in this Proxy Statement. Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Principal Underwriter

The current distributor, Distribution Services, LLC (the “Current Distributor”) acts as the statutory principal underwriter of the Fund. The Current Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Current Distributor is not affiliated with AmBeacon, Pender or any other service provider for the Fund. The Current Distributor is located at Three Canal Plaza, Suite 100, Portland, ME 04101.

If the Proposals are approved by shareholders and the Transaction is completed, the Fund’s new distributor will be Resolute Investment Distributors, Inc., located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Administrator

UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212, provides certain administrative, fund accounting agency, transfer agency and registrar services to the Fund. If the Proposals are approved by shareholders and the Transaction is completed, the Fund’s new administrator will be American Beacon Advisors, Inc., located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025 was Grant Thornton LLP (“Grant Thornton”). It is not expected that representatives of Grant Thornton will be present at the Special Meeting of Shareholders; however, representatives of Grant Thornton are expected to be available by telephone to answer any questions that may arise and will have the opportunity to make a statement at the Meeting if they desire to do so.

Audit Fees

The aggregate fees billed by Grant Thornton for professional services rendered for the audit of the Fund’s annual financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements were $200,000 for the fiscal year ended December 31, 2025 and $170,400 for the fiscal year ended December 31, 2024.

Audit-Related Fees

The aggregate fees billed by Grant Thornton for assurance and related services that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported under “Audit Fees” above were $11,500 for the fiscal year ended December 31, 2025 and $8,911 for the fiscal year ended December 31, 2024. These services consisted of assurance and related services that were reasonably related to the performance of the audit of the Fund’s financial statements.

Tax Fees

The aggregate fees billed by Grant Thornton for professional services rendered for tax compliance, tax advice and tax planning were $0 for the fiscal years ended December 31, 2025 and December 31, 2024.

All Other Fees

The aggregate fees billed by Grant Thornton for products and services other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above were $0 for the fiscal year ended December 31, 2025 and $0 for the fiscal year ended December 31, 2024.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund. The Audit Committee also is required to pre-approve certain non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and certain entities controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the Fund, to the extent required by applicable law. The Audit Committee may delegate pre-approval authority to one or more of its members, provided that any pre-approval decision is presented to the full Audit Committee at its next regularly scheduled meeting.

For the fiscal years ended December 31, 2025 and December 31, 2024, 100% of the services described above under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the Audit Committee. No services described above were approved pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Non-Audit Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate non-audit fees billed by Grant Thornton for services rendered to the Fund, Pender and any entity controlling, controlled by, or under common control with Pender that provides ongoing services to the Fund were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services by Grant Thornton to Pender and any entity controlling, controlled by, or under common control with Pender that provides ongoing services to the Fund is compatible with maintaining Grant Thornton’s independence.

Affiliated Brokerage

During the fiscal year ended December 31, 2025 (the most recent fiscal year for which such information is available), the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, AmBeacon, Pender, the Fund’s administrator or the Fund’s distributor.

Other Payments to Affiliates

During the fiscal year ended December 31, 2025 (the most recent fiscal year for which such information is available), the Fund made no material payments to AmBeacon, Pender, or any affiliated person of AmBeacon or Pender for services provided to the Fund other than for services provided by Pender pursuant to the Current Investment Management Agreement.

Shareholder Reports

Copies of the Fund’s most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (844) 440-4450. The Fund’s annual and semi-annual reports to shareholders may also be viewed, free of charge, on the SEC’s website (http://www.sec.gov).

Householding

The SEC has adopted rules that permit registered investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial services firm.

Shareholder Proposals for Subsequent Meetings

The Fund is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or Delaware statutory trust law. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Fund within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on July 31, 2026, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting. On the Record Date, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I1	[●]
Class I2	[●]
Class A	[●]
Class U	None

Ownership of the Fund

The following table shows the dollar range of the Fund’s equity securities that are beneficially owned* by each member of the Current Board, each nominee for the New Board and the existing officers of the Fund as of the Record Date.

Trustee/Officer Name	Dollar Range of Beneficially-Owned Securities of the Fund	Aggregate Dollar Range of Beneficially Owned Securities in All Registered Investment Companies Overseen by Trustee in the American Beacon Fund Complex(1)
David G. Lee	[●]	[●]
Robert Seyferth	[●]	[●]
Gary E. Shugrue	[●]	[●]
Terrance P. Gallagher	[●]	[●]
Independent Trustee Nominee
Gilbert G. Alvarado	[●]	[●]
Gerard J. Arpey	[●]	[●]
Claudia A. Holz	[●]	[●]
Douglas A. Lindgren	[●]	[●]
Janet C. Smith	[●]	[●]
Paul Zemsky	[●]	[●]
Interested Trustee Nominee
Eugene J. Duffy	[●]	[●]

[As of the Record Date, the current Trustees and officers as a group and the nominees for the New Board owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit C to this proxy statement.]

* “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(1) American Beacon Funds Complex is comprised of 27  series within the American Beacon Funds, one series within the American Beacon Institutional Funds Trust, and  four series within the American Beacon Select Funds.

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund’s executive officers and trustees, certain officers of the Fund’s investment manager or investment adviser, affiliated persons of the investment manager or investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund’s fiscal year ended December 31, 2025, all filings applicable to such persons were completed and filed in a timely manner.

PROPOSAL 4-TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The proxy holders have no current intention to bring any matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting such matters. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best business judgment.

VOTING INFORMATION

Who is Eligible to Vote?

Shareholders of record of the Fund as of the close of business on the Record Date are entitled to vote on the Proposals that relate to the Fund at the Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

In order for a vote on each Proposal to occur at the Meeting, there must exist a quorum of shareholders of the Fund to which the Proposal relates. With respect to the Fund, the presence at the Meeting, in person or by proxy, of shareholders representing one-third of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Meeting. Any lesser number of shares present may adjourn the meeting from time to time. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Meeting, even if the number of votes cast is fewer than the number required for a quorum, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a simple majority of the Fund’s shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposals

As provided under the 1940 Act and required by the Current Investment Management Agreement, approval of Proposal 1 and Proposal 2, relating to the New Investment Management Agreement and the New Advisory Agreement, will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposals.

Approval of Proposal 3 requires an affirmative vote of a plurality of the shares voted at the Meeting, meaning that the nominees receiving the greatest number of votes cast will be elected as Trustees, assuming a quorum is present. A quorum is present if one-third of the shares entitled to vote at the Meeting are present, in person or by proxy.

Proxies and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Fund shown at the beginning of this proxy statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Meeting and vote in person, please call [●].

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposals referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call [●] to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

[●] has been retained as proxy solicitor and tabulator. [●] will assist in the solicitation of proxies under a contract with [●]. The solicitation of proxies may occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing, and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile, or other electronic means, is estimated to be $[●]. The cost of solicitation will be borne entirely by AmBeacon. In addition to the solicitation by mail, officers and employees of Pender and/or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter, or facsimile.

The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or Delaware statutory trust law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [●]. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request a single copy of documents in the future, please call [●] or write to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

EXHIBIT A

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

AMERICAN BEACON PENDER REAL ESTATE CREDIT FUND

MANAGEMENT AGREEMENT

This Management Agreement (“Agreement”) is made as of _______, 2026, by and among the American Beacon Pender Real Estate Credit Fund, a Delaware statutory trust (the “Fund”) and American Beacon Advisors, Inc., a Delaware corporation (“Manager”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end management investment company; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and as a commodity pool operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”); and

WHEREAS, the Fund desires to retain the Manager to provide investment advisory services pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such services; and

WHEREAS, pursuant to Section 12 of this Agreement, the parties may amend this Agreement by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, provided, however, that, no material amendment of this Agreement shall be effective until approved by the Board of Trustees of the Fund (the “Board”) and the Fund’s shareholders to the extent required by the 1940 Act.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.     Appointment. The Fund hereby appoints the Manager to serve as the investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule A. In the performance of its duties, the Manager will act in the best interests of the Fund and will perform its duties hereunder for the Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the 1940 Act (including Rule 23c-3 thereunder with respect to the operations of an interval fund), the Advisers Act, and the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations under each such act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of the Fund as stated in the then current offering documents and the Fund’s registration statement under the Securities Act of 1933, as amended, and the 1940 Act, (d) the Fund’s Agreement and Declaration of Trust and Bylaws, and (e) such other guidelines as the Board reasonably may establish or approve. The Manager shall for all purposes herein be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund unless expressly authorized in this Agreement or in another appropriate written format.

2.     Duties of the Manager

a.	Investment Program. Subject to supervision by the Board, the Manager will provide a continuous investment program for the Fund and shall determine what securities, commodity interests and other investments will be purchased, retained, sold or loaned by the Fund and what portion of such assets will be invested or held uninvested as cash. The Manager will exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Manager will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of the Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

b.	Securities Lending Activities. The Manager shall provide the following services with respect to securities lending activities on behalf of the Fund, as applicable: (i) assist the securities lending agent for the Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with the Manager’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as may be necessary or appropriate.

c.	Exercise of Rights. The Manager, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by the Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

d.	Execution of Transactions and Selection of Broker Dealers. The Manager shall be responsible for effecting transactions for the Fund and selecting brokers, dealers or futures commission merchants to execute such transactions for each Fund. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Manager) and the placement of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall use its best efforts to obtain for the Fund the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the best execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of execution and research services provided by the broker or dealer. Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Fund hereby agrees that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Fund hereby consents to the retention of compensation for such transactions.

e.	Reports to the Fund. The Manager shall prepare and furnish to the Fund such reports, statistical data and other information in such form and at such intervals as the Fund may reasonably request.

f.	Delegation of Authority.

i.	Any of the duties specified in Paragraphs 2(a) through 2(d) with respect to the Fund may be delegated by the Manager, at the Fund’s expense (unless designated otherwise in Schedule A), to an appropriate party (“Adviser”), subject to such approval by the Board and shareholders of the Fund to the extent required by the 1940 Act. The retention of the Adviser by the Manager pursuant to this Paragraph 2(h)(i) shall in no way reduce the obligations of the Manager under this Agreement and the Manager shall be responsible to the Fund for all acts or omissions of the Adviser in connection with the performance of the Manager’s duties under this Agreement. In connection with the delegation of responsibilities to the Adviser, the Manager shall:

1.	Oversee the performance of delegated functions by the Adviser and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Adviser;

2.	Allocate the portion of the assets of the Fund to be managed by the Adviser for the Fund and coordinate the activities of the Adviser; and

3.	As appropriate, recommend replacement of the, subject to the necessary approvals under the 1940 Act.

ii.	Any of the functions specified in Paragraph 2(e) with respect the Fund may be delegated by the Manager, at the Manager’s expense, to another appropriate party (including an affiliated party), subject to approval by the Board of Trustees. The Manager shall oversee the performance of delegated functions by any such party and shall furnish to the Fund periodic evaluations and analyses concerning the performance of delegated responsibilities by those parties.

g.	CPO Registration. The Manager is registered with the CFTC as a CPO and is a member of the NFA. The Manager shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement to the extent required for the Manager to perform its duties hereunder.

3.    Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager, who may also be a Trustee, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.    Compliance with Rule 38a-1. The Manager shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws (including, but not limited to, the laws applicable to the Fund’s registration statement and public offering documents), and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Manager shall also provide the Fund’s chief compliance officer (the “CCO”) with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

5.    Information to Manager. The Fund shall cause its officers, advisers, distributors, legal counsel, independent accountants, transfer agent, and any other service provider to cooperate with the Manager and to provide the Manager, upon its reasonable request, with such information, documents and advice relating to the Fund, including but not limited to, such copies of the Fund’s offering documents, financial statements, proxy statements, reports, and other information relating to its business and affairs as is within the possession or knowledge of such persons as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement. The Manager may consult with legal counsel to the Fund, at the Fund’s expense, and shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel.

6.     Books and Records. The Manager will maintain all accounts, books and records with respect to the Fund relating to the services it provides pursuant to this Agreement, as are required pursuant to the 1940 Act, Advisers Act, the CEA and the rules and regulations under each such act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act, as such rules may be amended from time to time.

7.    Confidentiality. The Manager shall be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of the Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

8.    Expenses of the Manager and the Fund. During the term of this Agreement, the Fund will bear all fees, costs and expenses not specifically waived, assumed or agreed to be paid by the Manager or any other party pursuant to any other agreement or set of policies and incurred in connection with its operations, administration, investment activities, transactions and the offering, sale and repurchase of its shares. The Manager shall also be responsible for paying the salaries, expenses and fees of any personnel that it furnishes to the Fund (including the salaries, expenses and fees of Trustees, officers and employees of the Fund who are officers, directors/trustees, partners, or employees of the Manager or its affiliates) required for such personnel to faithfully perform their duties under this Agreement; provided, however, that the parties may agree that the Fund may pay the compensation of the Fund’s CCO or any other officer of the Fund as set forth in any other agreement or set of policies. Expenses borne by the Fund will include, but not be limited to, the following: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; fees payable to the Adviser pursuant to any advisory agreements; brokerage and commission expenses; issue and transfer taxes and other portfolio transaction expenses relating to securities and commodity interest positions purchased or sold by the Fund or any losses incurred in connection therewith (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations and alternative lending-related strategies); all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Adviser; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to rating agencies and fees to auditors associated with satisfying rating agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; interest charges on any borrowings; expenses of maintaining the Fund and organizing and maintaining any feeder fund or other vehicle formed for investment, tax, regulatory or operational purposes; filing fees and expenses relating to the registration and qualification of, or notice filings for, the Fund under federal securities laws and the Fund’s shares under state securities laws and maintaining such registrations, qualifications and/or notice filings; the costs of effecting sales and repurchases of the Fund’s shares of beneficial interest or other securities, including offerings, sales and repurchases; subscription, placement agent, distribution and shareholder service fees; securities lending fees; salaries and expenses of officers of the Fund, including without limitation the, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager or its affiliates; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; taxes (including any income or franchise taxes at the U.S. federal, state and local levels) and governmental fees; costs of any liability, uncollectible items of deposit, insurance premiums on property or personnel of the Fund which inure to its benefit and other insurance (including directors’ and officers’ errors and omissions insurance) or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; legal, accounting and auditing fees, including legal fees of counsel to the Fund for services rendered to the Fund and legal fees of special counsel for the independent trustees; charges of custodians, transfer agents, dividend disbursing agents, proxy voting services and expenses relating to proxy solicitation and tabulation services and services of other agents for the benefit of the Fund; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; costs of preparing share certificates; costs of preparing, printing and mailing offering documents and updates thereto for shareholders, reports and statements to shareholders and proxy materials, including all other communications for distribution to existing shareholders which are covered by any plan in connection with Rule 12b-1 under the 1940 Act; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses incidental to holding shareholder and Board meetings; costs incurred for any pricing, valuation services and daily net asset value calculation services, including fees and expenses of third-party valuation services; costs and expenses of maintaining its books of account required under the 1940 Act; costs associated with preparing and filing reports or other materials required by the Securities and Exchange Commission (the “SEC”) or other applicable regulators, including but not limited to costs associated with reporting and compliance obligations under the 1940 Act, Advisers Act and applicable federal, state and non-U.S. securities laws; any expenses of the Manager resulting from new services necessitated by regulatory or legal changes affecting investment companies occurring after the date of this Agreement (subject to prior notice by the Manager to the Board of Trustees); fees and other expenses incurred in connection with membership in investment company organizations, including any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; and any and all other charges and costs of the Fund’s operation plus any extraordinary and non-recurring expenses (including fees and disbursements of counsel) incurred by the Fund, including expenses related to indemnification and litigation, except as herein otherwise prescribed.

9.     Compensation. For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Fund will pay the Manager a fee which is computed daily and paid monthly from the Fund’s assets at the annual rates as percentages of the Fund’s average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates, subject to appropriate approvals required by the 1940 Act. For purposes of the Agreement, the Fund’s “net assets” are its total assets minus accrued liabilities. If this Agreement becomes effective or terminates with respect to the Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. Any fees payable by the Fund to the Adviser pursuant to a separate agreement among the Fund, the Manager and the Adviser, shall be in addition to the fees payable by the Fund to the Manager as set forth in Schedule A.

10.  Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Fund shall be deemed, when rendering services to the Fund or acting in any business of the Fund, to be rendering such services to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

11.  Duration and Termination.

a.	Effectiveness. This Agreement shall become effective upon the dates set forth in Schedule A, provided that this Agreement shall not take effect unless it has first been approved, to the extent required by the 1940 Act (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of the Fund.

b.	Renewal. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act (and any related rules, orders and interpretations).

c.	Termination. Notwithstanding the foregoing, this Agreement may be terminated at any time by vote of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager. The Manager may at any time terminate this Agreement on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Fund. This Agreement automatically and immediately will terminate in the event of its assignment. Termination of this Agreement pursuant to this Paragraph 11(c) shall be without the payment of any penalty.

12.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to the Fund shall be effective until approved by the Board and the Fund shareholders to the extent required by the 1940 Act.

13.  Name of Fund. The Fund may use the name “American Beacon Pender Real Estate Credit Fund” for only so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use any name derived from American Beacon Advisors, Inc. or any successor organization.

14.  Fund and Shareholder Liability. The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund’s Agreement and Declaration of Trust and agrees that obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Fund.

15.  Non-Binding Agreement. This Agreement is executed by the Fund’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of the Fund.

16.  Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof, except as provided in Paragraph 10 of this Agreement.

17.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

18. Definitions. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

19.  Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Fund (attention: Secretary) or the Manager (attention: General Counsel) (or to such other address or contact as shall be designated by the Fund or the Manager in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed to be given on the date delivered or mailed in accordance with this Paragraph 19.

20.  Force Majeure. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

21.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

22.  The 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

23.  Headings. The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AMERICAN BEACON PENDER REAL ESTATE CREDIT FUND

By:
Gregory J. Stumm
President

AMERICAN BEACON ADVISORS, INC.

By:
Paul B. Cavazos
Senior Vice President

Management Agreement

SCHEDULE A

I.	Management Fees

As compensation pursuant to Paragraph 9 of the Management Agreement for services rendered pursuant to such Agreement for the Fund with respect to which the Manager has delegated day-to-day management of some or all of the Fund’s portfolio assets to the Adviser pursuant to Section 2(h) of the Agreement, the American Beacon Pender Real Estate Credit Fund shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of the Fund’s average daily net assets:

First $600 million	0.10%
Next $2 billion	0.35%
Next $2 billion	0.30%
Over $4.6 billion	0.25%

For purposes of the Agreement, the Fund’s “net assets” are its total assets minus accrued liabilities. For the avoidance of doubt, for purposes of calculating “net assets,” the Fund’s derivative investments will be valued based on their current market value.

Dated: ________, 2026

EXHIBIT B

FORM OF NEW ADVISORY AGREEMENT

AMERICAN BEACON PENDER REAL ESTATE CREDIT FUND
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this ___ day of ______________, 202__ (the “Agreement”), by and among American Beacon Pender Real Estate Credit Fund, a Delaware statutory trust (the “Fund”), American Beacon Advisors, Inc., a Delaware Corporation (the “Manager”), and Pender Capital Management, LLC, a Delaware limited liability company (the “Adviser”);

WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”); and

WHEREAS, the Fund has retained the Manager to provide the Fund with business and asset management services, subject to the control of the Board of Trustees (the “Board”); and

WHEREAS, the Fund’s agreement with the Manager permits the Manager to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Manager and the Fund desire to retain the Adviser to render investment management services to the Fund as the Fund and the Adviser may agree upon and as described in the Fund’s registration statement on Form N-2 as amended from time to time, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.	(a) Duties of the Adviser. The Manager and the Fund appoint the Adviser to manage the investment and reinvestment of such portion, if any, of the Fund’s assets as is designated by the Manager from time to time, and, with respect to such assets, to continuously review, and administer the investment program of the Fund, to determine in the Adviser’s discretion the securities to be purchased or sold, to provide the Manager and the Fund with records concerning the Adviser’s activities which the Fund is required to maintain, and to render regular reports to the Manager and to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities (1) in conformity with all applicable securities and related laws, including but not limited to the Investment Company Act (including Rule 23c-3 thereunder), the Advisers Act, the Commodity Exchange Act of 1936, the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”), and Subchapter M and other applicable provisions of the Internal Revenue Code of 1986, as amended (2) subject to the Manager’s oversight and the control of the officers and the Trustees of the Fund and in compliance with such policies as the Board may from time to time establish, (3) in compliance with the objectives, policies, and limitations set forth in the Fund’s current registration statement as amended from time to time, applicable laws and regulations, and the terms and conditions of any regulatory relief upon which the Fund may rely from time to time, (4) in compliance with such other investment guidelines or restrictions established from time to time by the Manager or the Fund which shall be communicated in writing by the Manager to Adviser in advance, and (5) in accordance with the terms and conditions of this Agreement. The Adviser accepts such appointment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

The Adviser may from time to time seek assistance from and rely upon investment advisory resources available to it through its affiliated companies, provided the Manager has provided prior written consent and the arrangement is subject to a written agreement, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Manager be responsible for any additional fees or expenses hereunder as a result. Notwithstanding the foregoing, the Manager agrees that the Adviser shall be permitted to utilize its affiliated companies for ancillary services other than investment management services. In all cases, the Adviser shall remain liable as if such services were provided directly. The Adviser shall not pay a fee based on the assets of the Fund to any person providing research, and/or any investment adviser to the Adviser, without the written consent of the Manager. With respect to any of the Fund’s assets allocated for management by the Adviser, the Manager will make the investment decisions with respect to that portion of assets which the Adviser deems should be invested in short-term money market instruments. The Manager agrees to provide this service.

The Manager will instruct the Fund’s custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Fund and its custodian(s), but generally refers to a writing by the representatives of the Adviser who have been authorized by the Fund’s Board from time to time to provide instructions to the Fund’s custodian. For the purpose of clarification, “Proper Instructions” can be instructions in any format, including without limitation, electronic instructions that are agreed upon by the Adviser and the Fund’s custodian.)

The Adviser is authorized on behalf of the Fund, and consistent with the investment discretion delegated to the Adviser herein, to: (i) enter into agreements and execute any documents including without limitation, futures and options transactions, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, and other investment related agreements required to meet the obligations of the Fund. Such documentation includes, but is not limited to, any market and/or industry standard documentation and the standard representations contained therein. Adviser is authorized on behalf of Manager to make all elections required in such agreements, instruments, and documentation, including corporate actions and to make and receive all related notices from brokers or other counterparties. Manager also authorizes Adviser as agent and attorney-in-fact to make transactions in futures contracts and options on futures contracts on margin for the Fund, and authorizes each broker with whom Adviser makes such transactions to follow its instructions with respect to such transactions. Manager understands and agrees that Adviser will determine that such transactions are permitted before instructing a broker to enter into such transactions and that any broker receiving an order for any such transaction will have no independent obligation to ensure that the transactions are consistent with the Fund’s registration statement or investment guidelines; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, provided, however, that (a) the Adviser shall be responsible for ensuring that any such representations are consistent with the Fund’s investment policies and other governing documents; (b) the Adviser shall be responsible for providing all notifications and delivering all documents required to be provided or delivered by the Fund under such documentation; and (c) the Adviser shall immediately notify the Manager of any event of default, potential event of default or termination event affecting the Fund under such documentation. The Adviser further shall have the authority to instruct the custodian to: (i) pay cash for securities and other property delivered for the Fund, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold for the Fund; and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Fund with respect to any investments made pursuant to the Fund’s registration statement, provided, however, that unless otherwise approved by the Manager, any such deposit of margin or collateral shall be effected by transfer or segregation within an account maintained for the Fund by its custodian subject to a control agreement, acceptable in form and substance to the Manager, pursuant to which such custodian agrees and accepts entitlement, orders or instructions from the secured party with respect to such margin or collateral. The Adviser shall not have the authority to cause the Manager or the Fund to deliver securities or other property, or pay cash to the Adviser other than payment of the management fee provided for in this Agreement. The Adviser will not be responsible for the cost of securities, brokerage commissions, transaction fees or any other Fund expenses except as specified in this Agreement.

(b) Valuation. In accordance with procedures and methods established by the Board, which may be amended from time to time, the Adviser will provide assistance to the Manager in determining the value of all securities and other investments owned by the Fund, and use reasonable efforts to arrange for the provision of fair valuation information or prices from parties independent of the Adviser with respect to the securities or other investments owned by the Fund for which market prices are not readily available.  The Adviser will monitor the securities and other investments owned by the Fund for potential significant events that could affect their values and notify the Manager when, in its opinion, a significant event has occurred that may not be reflected in the market values of such securities. The Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to Manager upon request.

(c)  Compliance and Other Matters.  The Adviser, at its expense, shall provide the Manager with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be agreed upon by such parties from time to time.  The Adviser also shall:

(i)	continue to be a duly formed legal entity, validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;
(ii)	be registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Advisers Act, and be registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have an adverse effect on the Adviser, Manager or Fund. The Adviser shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement;
(iii)	maintain any necessary registrations, licenses, or exemptions, to the extent required, with the U.S. Commodity Futures Trading Commission (“CFTC”) and/or National Futures Association;
(iv)	at all times provide its best judgment, effort, advice and recommendations to the Manager and the Fund in carrying out its obligations hereunder;
(v)	use the same care and skill in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;
(vi)	(a) cooperate with and provide reasonable assistance to the Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Manager; (b) keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Manager; (c) provide prompt responses to reasonable requests made by such persons; and (d) maintain any appropriate interfaces with each so as to promote the efficient exchange of information. Without limitation of the foregoing, the Adviser shall comply with all statutory and regulatory, exchange and execution facility requirements relating to derivatives transactions entered into by the Adviser for or on behalf of the Fund, including without limitation, compliance with all recordkeeping and reporting requirements pursuant to Parts 43, 45 and 46 of the regulations of the CFTC and comparable rules of the SEC (collectively, the “Derivatives Recordkeeping and Reporting Rules”);
(vii)	maintain a written Code of Ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and provide the Manager with a current copy of the Code of Ethics. The Adviser shall periodically certify to the Manager upon the Manager’s reasonable written request that the Adviser has complied with the requirements of Rule 17j-1 and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Manager, the Adviser shall permit representatives of the Manager to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics;
(viii)	assist the Fund and the Fund’s chief compliance officer (“CCO”) in complying with Rule 38a-1 under the Investment Company Act. Specifically, the Adviser represents that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, as amended, and shall provide the CCO with reasonable access to information regarding the Adviser’s compliance program, including any material changes thereto, which access shall include on-site visits with the Adviser as may be reasonably requested from time to time and a copy of the Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Adviser’s annual compliance program, as required by Rule 206(4)-7 under the Advisers Act. The Adviser will promptly report any material violations of its compliance program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the Investment Company Act) that have occurred with respect to the Adviser’s compliance program. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Adviser’s compliance program;

(ix)	comply with the Fund’s policy on selective disclosure of portfolio holdings as described in the Fund’s current registration statement, and upon request from the Manager, provide a certification to the Manager with respect to compliance with such selective disclosure policy;
(x)	treat confidentially and as proprietary all non-public records and other information relating to the Fund, and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Manager, when so requested by the Manager, or required by law or regulation. If the Adviser becomes legally compelled to disclose any such records or information, other than regulatory examinations, to the extent legally permissible, the Adviser agrees to provide the Manager with prompt notice of that request so that the Manager may seek an appropriate protective order or other appropriate remedy to protect the confidentiality of such information, if the Manager deems such action to be necessary or appropriate. The Adviser shall take reasonable measures against unauthorized access to, or use of, non-public Fund and shareholder information that could result in substantial harm or inconvenience to any Fund or shareholder. The Adviser agrees to promptly notify the Manager after becoming aware of any information security breach or acquisition of non-public Fund or shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information in accordance with its information security program;
(xi)	maintain comprehensive disaster recovery, business continuity and cybersecurity programs that are in accordance with applicable law and within industry standards in the Adviser’s discretion, and provide a copy of its disaster recovery, business continuity and cybersecurity programs upon reasonable request by the Manager. The Adviser shall conduct testing on its disaster recovery, business continuity and cybersecurity programs not less frequently than in accordance with its policies;
(xii)	notify the Manager a reasonable time, to the extent permitted by applicable law, prior to any impending change of a portfolio manager, portfolio management strategy or any other material matter that may require disclosure to the Board and/or shareholders of the Fund;
(xiii)	promptly notify the Manager of any financial condition that is reasonably and foreseeably likely to impair the Adviser’s ability to fulfill its commitments under this Agreement, or of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act. The Adviser will also promptly notify the Fund and the Manager if it, a member of its executive management, or portfolio manager is served or otherwise receives notice of: a criminal action; and any other action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Fund or relating to the investment advisory services of the Adviser (other than any routine regulatory examinations);
(xiv)	notify the Manager a reasonable time prior to the occurrence of any “assignment” (as defined in the Investment Company Act) of this Agreement by the Adviser;
(xv)	provide the Manager with a current and complete copy of the Adviser’s Form ADV, and any supplements or amendments thereto;
(xvi)	provide the Manager with a current list of persons the Adviser wishes to have authorized to give instructions to the Fund’s custodian regarding assets of the Fund;
(xvii)	be responsible for the filing of Schedule 13D/13G and Form 13F, and any non-U.S. securities filing equivalents of these filings, on behalf of the Fund reflecting holdings over which the Adviser and its affiliates have investment and/or voting discretion;
(xviii)	provide reasonable assistance to the Manager, the Fund or its agent in processing class action paperwork, for any security held within by the Fund and managed by the Adviser;
(xix)	not permit any employee of the Adviser to have any material connection with the handling of the Fund if such employee has been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction or regulatory authority, from acting as an investment adviser or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security;

(xx)	regularly report to the Manager on the investment program for the Fund and the issuers and securities represented in the Fund, and furnish the Manager, with respect to the Fund, such periodic and special reports as the Manager may reasonably request, including, but not limited to, reports concerning transactions (including repurchase offers) and performance of the Fund (which shall include any and all reasonable material composite performance information about other accounts managed by the Adviser that have similar investment objectives and strategies as the Fund), reports regarding compliance with the Fund’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the Investment Company Act, reliance on Section 28(e) of the Exchange Act, compliance with investment guidelines and restrictions (including those related to Rule 23c-3 under the Investment Company Act), trade errors, liquidity determinations, and compliance with the Adviser’s Code of Ethics, and such other procedures or requirements that the Manager may reasonably request from time to time;
(xxi)	promptly review the Fund’s prospectus and statement of additional information, and any amendments or supplements thereto, which are provided and relate to the Adviser and confirm that, with respect to the disclosure respecting or relating to the Adviser, including any performance information the Adviser provides that is included in or serves as the basis for information included in the prospectus or statement of additional information, such prospectus or statement of additional information contains no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Adviser further agrees to notify the Manager immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the prospectus or statement of additional information for the Fund, or any amendment or supplement thereto, or of any statement respecting or relating to the Adviser contained therein that becomes untrue in any material respect. The Adviser represents and agrees that the description in the Fund’s prospectus and statement of additional information regarding investment objectives and strategies is consistent with the manner in which the Adviser intends to manage the Fund, and the description of risks is consistent with risks known to the Adviser that arise in connection with the manner in which the Adviser intends to manage the Fund. The Adviser further agrees to notify the Manager immediately in the event that the Adviser becomes aware that the prospectus or statement of additional information for the Fund is inconsistent in any material respect with the manner in which the Adviser is managing the Fund, and in the event that the principal risks description is inconsistent in any material respect with the risks known to the Adviser that arise in connection with the manner in which the Adviser is managing the Fund. In addition, the Adviser agrees to comply with the Manager’s reasonable request for information regarding the personnel of the Adviser who are responsible for the day-to-day management of the Fund’s assets, including as may be required to be disclosed in the prospectus or statement of additional information;
(xxii)	Upon request, provide certifications to the principal executive and financial officers of the Fund (the “certifying officers”) that support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Fund’s Form N-CSRs, N-PORTs, shareholder reports, financial statements, and other disclosure documents or regulatory filings (or any replacement or successor filings thereto), in such form and content as the Fund shall reasonably request or in accordance with procedures adopted by the Fund;
(xxiii)	provide the Manager with such other compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be reasonably necessary, and as such reports and certifications are reasonably requested in writing by the Manager; and
(xxiv)	maintain an appropriate level of errors and omissions or professional liability insurance coverage.

2. Portfolio Transactions. The Adviser is authorized to select the counterparties, brokers or dealers (including, to the extent permitted by law and applicable Fund guidelines, the Adviser or any of its affiliates) that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain best execution as described in the Fund’s current registration statement as amended from time to time and to maintain records adequate to demonstrate compliance with this requirement. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other of its clients, the Adviser, to the extent permitted by applicable law, may aggregate the securities with other Adviser client accounts to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Adviser may also, on occasions when the Adviser deems it to be in the best interest of the Fund as well as other of its clients, purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other customers and any policies and procedures it has adopted. In selecting brokers or dealers, the Adviser may give consideration to factors other than price, including, but not limited to, research services and market information, to the extent permitted by applicable law. Any such services or information which the Adviser receives in connection with activities for the Fund may also be used for the benefit of other clients and customers of the Adviser or any of its affiliates. The Adviser will promptly communicate to the Manager and to the officers and the Board such information relating to portfolio transactions as they may reasonably request. The Adviser shall not, without the prior approval of the Manager, effect any transactions which would cause the portion of the Fund’s assets designated to the Adviser to be out of compliance with any restrictions or policies established by the Manager or set forth in the Fund’s registration statement. The Adviser shall not consult with any other investment sub-adviser of the Fund or of any other investment company under common control with the Fund, concerning transactions for the Fund in securities or other assets.

3. Exercise of Rights. The Adviser, unless and until otherwise directed by the Manager in writing, will exercise all rights of security holders with respect to securities held by the Fund, including, but not limited to: voting proxies, converting, tendering, and exchanging or redeeming securities.

The Adviser shall receive and exercise the rights of security holders in the best interest of the Fund’s shareholders and in accordance with the Adviser’s then current policies and procedures, including proxy voting policy and procedures, a copy of which shall have been provided to the Manager.

The Adviser shall report to the Manager in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX or any successor filing thereto), including a record of all proxies not voted and/or voted inconsistently with Adviser’s proxy voting guidelines. The Adviser shall certify at least annually, or more often as may reasonably be requested by the Manager, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations.

The Manager reserves the right to exercise voting rights on any assets held in the Fund on an individual security or ongoing basis, provided that the Manager provides the Adviser with written notice prior to exercising any such voting rights.

4. Compensation of the Adviser/Most Favored Nation/Expenses. For the services to be rendered by the Adviser as provided in Sections 1, 2, and 3 of this Agreement, the Fund shall pay to the Adviser compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement.

The Adviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Adviser’s services under this Agreement, including but not limited to salaries, benefits, overhead, travel, and preparation of reports. Upon request by the Manager, the Adviser agrees to reimburse the Manager for costs associated with certain supplements to the Fund’s disclosure documents (“Supplements”). Such Supplements include those generated due to changes by Adviser requiring prompt disclosure in the Fund’s prospectus, statement of additional information, and/or the filing of an information statement and for which, at the time of notification by Adviser to Manager of such changes, the Fund is not already generating a supplement or information statement for other purposes or for which the Manager may not be able to reasonably add such changes to a pending supplement or information statement. Such changes by Adviser include, but are not limited to, changes to its structure, to key investment personnel, to investment style or management, or a change in “control” (as defined in the Investment Company Act) of the Adviser. The Adviser shall reimburse the Manager or the Fund, as applicable, for all of the costs associated with generating such Supplements, and/or any required Board and/or proxy expenses related to approving a change in control of the Adviser. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, postage, and/or distribution of such Supplements to all existing shareholders of the Fund.

5. Other Services. At the request of the Fund or the Manager, upon reasonable notice and for reasonable use, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund or the Manager at a price to be agreed upon by the Adviser and the Fund or the Manager.

6. Reports. The Manager (on behalf of the Fund) and the Adviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, except as expressly authorized in this Agreement or unless otherwise expressly provided or authorized, have no authority to act for or represent the Manager or the Fund in any way or otherwise be deemed an agent to the Manager or the Fund.

8. Books and Records. The Adviser will maintain all accounts, books and records with respect to the Fund that are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act or the Derivatives Recordkeeping and Reporting Rules that are prepared or maintained by the Adviser on behalf of the Manager or the Fund are the property of the Manager or the Fund and will be surrendered promptly to the Manager or Fund on request, provided that the Adviser shall be entitled to retain a copy of such records if it is legally required to do so.

9. Liability of Adviser; Indemnification.

The Adviser shall have no liability to the Fund, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Fund and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof, as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) (“Losses”), to which the Fund and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, in connection with the performance of the Adviser’s responsibilities to the Fund arising from: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Fund’s prospectus and statement of additional information, or any other Fund filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund or the Manager, or the omission to state a material fact known to the Adviser which was required to be stated therein or necessary in order to make the statements, in light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Fund by the Adviser for use therein.

The Manager shall indemnify and hold harmless the Adviser or any member, manager, officer or employee of the Adviser and any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof, as described in Section 15 of the Securities Act, against any and all Losses to which the Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising in connection with the performance of services to the Fund, except to the extent any such Losses are incurred by reason of the Adviser’s or other indemnified person’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, or any other Fund filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, the Adviser, or the Manager, or the omission to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading, except to the extent such statement or omission was made in reliance upon information furnished to the Adviser or the Fund by the Manager for use therein.

The rights of indemnification provided under this Section 9 shall not be construed so as to provide for indemnification of any aforementioned persons for any Losses to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 9 to the fullest extent permitted by law.

The indemnification in this Section 9 shall survive the termination of this Agreement.

10. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as Trustees, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Fund as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Fund’s registration statement as required by law.

11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its execution and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually in conformity with the requirements of the Investment Company Act (and any related rules, regulations, orders, exemptions and interpretations thereunder). This Agreement may be terminated at any time, without the payment of any penalty, by: the Manager upon not more than (60) sixty days prior notice to the Adviser; by vote of a majority of the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund on not more than (60) sixty days written notice to the Adviser; by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Fund; upon written notice by a party to another party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party or parties alleging the breach within thirty (30) days after written notice; or by the Manager immediately upon written notice to the Adviser if the Adviser gives notice of any financial condition that is reasonably and foreseeably likely to impair the Adviser’s ability to fulfill its commitments under this Agreement or otherwise becomes unable to discharge its duties and obligations under this Agreement. Upon receipt of a notice of termination from the Manager, the Adviser shall, at the reasonable request of the Manager, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by the Manager. Any notice of termination served on the Adviser by the Manager shall be without prejudice to the obligation of the Adviser to complete transactions already initiated or acted upon with respect to the Fund.

If the Adviser’s discretion has been removed then the Adviser shall take no further action with respect to the Fund other than to provide such information to the Manager as shall be reasonably required to enable the Manager or a successor advisor to exercise discretion over the Fund, and the Adviser shall not be liable for any action taken subsequent to the removal of its discretion. The Adviser shall continue to receive its fees as provided for herein until the effective date of termination. Termination of this Agreement will not affect (i) the validity of any action previously taken by either party under this Agreement; (ii) liabilities or obligations of the parties from transactions initiated before termination of this Agreement; or (iii) the obligation of the Adviser.

This Agreement will automatically and immediately terminate in the event of its assignment.

A notice period provided in this Section may be waived by the party required to be notified, in its absolute discretion.

As used in this Section 11, the terms “assignment” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the Investment Company Act (and any related rules, regulations, orders and interpretations thereunder), subject to such exemptions as may be granted by the SEC under the Investment Company Act.

12.        Severability. If any provision of this Agreement shall be held or made invalid or unenforceable by a court of competent jurisdiction, statute, rule or otherwise, such provision will be modified, rewritten or interpreted to include as much of its nature and scope as will render it enforceable. If it cannot be so modified, rewritten or interpreted to be valid and enforceable in any respect, it will not be given effect, and the remainder of the Agreement will be enforced as if such provision had never been included.

13.     Amendments.  This Agreement may be amended by mutual written consent, subject to approval by the Board and the Fund’s shareholders to the extent required by the Investment Company Act, subject to such exemptions as may be granted by the SEC under the Investment Company Act.

14.      Miscellaneous.

(a)      Governing Law and Venue.  This Agreement shall be governed by the laws of Delaware without giving effect to any conflict of laws provisions thereof; provided, however, that nothing herein shall be construed as being inconsistent with the Investment Company Act.

(b)      Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “assignment” and “affiliated persons,” as used herein, will have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation, order, exemption or interpretation of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation, order, exemption or interpretation.

(c)       Use of Name. Adviser authorizes Manager’s use of the Adviser’s service marks and/or trademarks in connection with the marketing of the Fund including but not limited to, in the Fund’s registration statements and fact sheets. In addition, the Manager acknowledges and agrees that it has no rights in or to the Adviser’s name beyond the limited use rights granted herein. Manager authorizes Adviser’s use of the Fund’s name as may be reasonable for investor due diligence, regulatory or other legal disclosures or as necessary to perform its services hereunder.

(d)       Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

(e)       No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Either party’s failure to insist in any one or more instances upon strict performance by the other party of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof. To the maximum extent permitted by applicable law, rule or regulation, (i) no provision of this Agreement and no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the provision, claim or right unless in a writing signed by the other parties, (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

(f) Shareholder Rights. For the avoidance of doubt, ownership of shares in the Fund shall not entitle shareholders to any rights, privileges, claims or remedies under this Agreement including, without limitation, any third party beneficiary rights.

(g) Entire Agreement. This Agreement constitutes the entire understanding between the parties and supersedes any and all prior or contemporaneous understandings and agreements, whether oral or written, between the parties, with respect to the subject matter hereof.

(h) Headings. Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

(i) Notices. Any notices required to be given hereunder may be delivered by hand, electronic mail, facsimile, deposited with a nationally recognized overnight carrier, or mailed by certified mail, return receipt requested, postage prepaid, in each case, to the address of the other party listed below (or such other address as may be furnished by a party in accordance with this paragraph). All such notices or communications shall be deemed to have been given and received (a) in the case of personal delivery or facsimile, on the date of such delivery, (b) in the case of delivery by a nationally recognized overnight carrier, the earlier of (i) the date of receipt or (ii) the third business day following dispatch and (c) in the case of mailing, on the seventh business day following such mailing. All such notices shall be delivered to:

A.	If to the Fund:

American Beacon Pender Real Estate Credit Fund

220 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Legal Officer

Facsimile: 817-391-6131

B.	If to the Manager:

American Beacon Advisors, Inc.

220 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Investment Officer

with a copy to General Counsel at the same address.

Facsimile: 817-391-6131

C.	If to the Adviser:

Pender Capital Management, LLC

11777 San Vicente Boulevard

Suite 650

Los Angeles, CA 90049

Attention: Chief Executive Officer

with a copy to General Counsel at the same address

Phone: 310-853-8001

15.     Fund and Shareholder Liability.  The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Fund and agrees that obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets.  The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Board or any individual Trustee of the Fund.

A copy of the Declaration of Trust of the Fund is on file with the _______________________, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Fund individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Pender Capital Management, LLC		American Beacon Advisors, Inc.

By:		By:
Name:	Cory Johnson		Paul B. Cavazos
Title:	Chief Executive Officer		Chief Investment Officer

American Beacon Pender Real Estate Credit Fund

By:
Gregory J. Stumm
President

Schedule A

To the

Investment Advisory Agreement

Among

American Beacon Pender Real Estate Credit Fund

American Beacon Advisors, Inc.

and

Pender Capital Management, LLC

The American Beacon Pender Real Estate Credit Fund (the “Fund”), shall pay Pender Capital Management, LLC (the “Adviser”) pursuant to Section 4 of the Investment Advisory Agreement among the Fund, American Beacon Advisors, Inc. (the “Manager”) and the Adviser for rendering investment management services with respect to the Fund the following fees (“Fees”).

(a)	Investment Advisory Fee:

The Fund shall pay the Adviser an investment advisory fee at the rate specified below (the “Advisory Fee”):

First $600 million	1.35%
Next $2 billion	1.10%
Next $2 billion	1.15%
Over $4.6 billion	1.20%

The Advisory Fee shall be accrued daily and paid to the Adviser monthly in arrears, and the Fund shall calculate the fee by applying the annual percentage rate(s) as specified in the table above to the average daily net assets of the Fund under Adviser’s management during the relevant month. If the management of the accounts commences or terminates at any time other than the beginning or end of a calendar month, the fee shall be prorated based on the portion of such calendar month during which the Agreement was in force.

(b)	Incentive Fee:

The Fund shall pay the Adviser an incentive fee (the “Incentive Fee”) calculated and payable monthly in arrears in an amount equal to 10% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Advisory Fee, management fee payable to the Manager (the “Management Fee”), expenses payable to the administrator, any interest expense and dividends paid on any issued and outstanding preferred shares but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciate or depreciation).

(c)	Loan Servicing Fee:

For providing loan servicing to the Fund, the Fund shall pay the Adviser a loan servicing fee (the “Loan Servicing Fee”) calculated at an annual rate of 0.05%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. Such loan services include collecting and applying broker loan payments, reviewing all financial information to ensure it is in accordance with the loan documents, reviewing and approving capital expenditure draws, coordinating pay-off demands, payment of property taxes and insurance, and coordinating collections and litigation in the event of default; and all such other duties of services necessary for the appropriate servicing of loans held by the Fund.

Except as may otherwise be prohibited by applicable law or regulation (including any then current SEC staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its compensation. The Fund is solely responsible for the payment of Fees to the Adviser.

Dated: as of ____________ _____, 2026

Pender Capital Management, LLC		American Beacon Advisors, Inc.

By:		By:
Name:	Cory Johnson	Paul B. Cavazos
Title:	Chief Executive Officer	Chief Investment Officer

American Beacon Pender Real Estate Credit Fund

By:
Gregory J. Stumm
President

EXHIBIT C

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [●], 2026. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class I1	[●]	[●]	[●]
Class I2	[●]	[●]	[●]
Class A	[●]	[●]	[●]
Class U	[●]	[●]	[●]

[As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.]

C-1

EXHIBIT D

Pender Real Estate Credit Fund

Audit Committee Charter

Pursuant to Article IV, Section 4.1 of the Declaration of Trust the Pender Real Estate Credit Fund (the “Fund”), the Board of Trustees (the “Board”) of Agreement and the Fund hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Fund. The Board further adopts the following as the governing principles of the Committee.

Membership

The Committee shall consist of each member of the Board who is not an “interested person” of the Fund (a “disinterested Manager”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested Manager shall serve on the Committee if he or she has accepted any compensation from the Fund, its Investment Manager, any affiliated person of the Fund, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities

The principal responsibilities of the Committee shall include:

•	Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•	Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

•	Pre-approving all audit and permitted non-audit services the independent auditor provides to the Fund, and all services that the independent auditor provides to the Fund’s Investment Manager(s) and Investment Manager affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another Investment Manager, and (b) de minimis non-audit services, shall not require pre-approval.

•	Serving as a channel of communication between the independent auditor and the Board.

•	Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund that are material to the Fund as a whole, if any, and management’s responses to any such reports.

•	Reviewing any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of the Fund’s audited financial statements and any unusual circumstances reflected in those financial statements.

•	Considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls.

•	Reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

•	Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.

D-1

•	Reviewing and, where warranted, investigating allegations of misconduct affecting the Fund’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation, and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors

In connection with the selection of the Fund’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee

•	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

•	The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Fund management.

•	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

•	The Committee shall periodically review all procedures adopted by the Fund relating to the Fund’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Effective: June 2022

D-2

EXHIBIT E

Pender Real Estate Credit Fund

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Trustees of the Pender Real Estate Credit Fund (the “Fund”) shall consist of such Trustees of the Fund as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Fund’s Investment Manager and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Fund’s Investment Manager or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Trustee may be submitted to the Fund by sending the nomination to the Fund’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Fund’s next filing on Form N-CSR.

The Committee shall meet as requested by the Fund’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate and recommend any changes to the full Board of Trustees.

Effective: June 2022

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PENDER REAL ESTATE CREDIT FUND
PO Box 43131
Providence, RI 02940-3131	YOUR VOTE IS IMPORTANT

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

PROXY	PENDER REAL ESTATE CREDIT FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [●], 2026

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. The undersigned Shareholder(s) of Pender Real Estate Credit Fund (the “Fund”), hereby appoint(s) [● and ●], and each of them separately (with full power of substitution to each), the proxies of the undersigned, to attend the Special Meeting of Shareholders of the Fund, to be held on [●], 2026 at 100 Crescent Ct., Suite 1800, Dallas, TX 75201 at [●] a.m. Central Time, and at any postponements or adjournments thereof, to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposals. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PEN_35297_073026

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on [●], 2026.

The Notice of Special Meeting and the Proxy Statement for this Special Meeting are available at:

https://www.proxy-direct.com/pen-35297

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3:

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment management agreement between American Beacon Advisors, Inc. (“AmBeacon”) and the Fund, pursuant to which AmBeacon will serve as the investment manager to the Fund).	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To approve a new investment advisory agreement among the Fund, Pender Capital Management, LLC (“Pender”) and AmBeacon, pursuant to which Pender will serve as the investment adviser to the Fund.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To elect a new slate of seven trustees to serve on the Fund’s board of trustees.	☐	☐	☐

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder is requested to sign, but only one signature is required absent a written notice to the contrary. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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